                                SEI CORPORATION

                           CAPITAL ACCUMULATION PLAN


                     (Formerly the SEI Corporation Savings
                             and Investment Plan)



                                                         As Amended and Restated
                                                 Effective as of January 1, 1992
                             (With Amendments Adopted Through December 31, 1994)

                               TABLE OF CONTENTS

Article      Subject Matter                                          Page
-------      ----------------                                        ----
     I       Statement of Purpose                                     1
             1.01  Background and Purpose                             1
             1.02  Qualification Under the Internal
                     Revenue Code                                     2
             1.03  Plan Documents                                     2

     II      Definitions                                              3

     III     Participation Eligibility                               14
             3.01  Eligibility to Participate                        14
             3.02  Procedure for and Effect of Admission             14
             3.03  Changes in Status                                 14

     IV      Employer Contributions                                  15
             4.01  Employer Contributions                            15
             4.02  Contingent Nature of Contributions                16
             4.03  Exclusive Benefit; Refund of
                    Contributions                                    16

     V       Participant Contributions                               19
             5.01  Voluntary Participant Contributions               19
             5.02  Effective Date of Voluntary
                     Participant Contributions                       19
             5.03  Change in Voluntary Participant
                     Contribution                                    19
             5.04  Suspension of Voluntary Participant
                     Contributions                                   20
             5.05  Limitations on Voluntary Participant
                   Contributions                                     21
             5.06  Rollover Contributions                            21

     VI      Allocation of Employer Contributions                    22
             6.01  Allocation of Salary Deferral
                     Contributions                                   22
             6.02  Allocation of Matching Contributions              22
             6.03  Allocation of Profit-Sharing
                     Contributions                                   22
             6.04  Entitlement to Share in Allocation                23

     VII     Salary Deferral Elections                               24
             7.01  Salary Deferral Elections                         24
             7.02  Effective Date of Salary Deferral
                     Elections                                       24
             7.03  Change in Salary Deferral
                          Contributions                              24

Article      Subject Matter                                          Page
-------      --------------                                          ----

             7.04  Suspension of Salary Deferral
                     Contributions                                   25
             7.05  Salary Deferral Contribution
                     Limitations                                     25

     VIII    Maximum Limitations on Deferrals,
               Contributions and Allocations                         28
             8.01  Definitions                                       28
             8.02  Annual Additions Limitations                      33
             8.03  Salary Deferral Nondiscrimination
                     Provisions                                      34
             8.04  Limitations on Matching and
                     Participant Voluntary Contributions             35
             8.05  Limitation on Use of Percentage Tests             37

     IX      Investment and Valuation of Trust Fund;
               Maintenance of Accounts                               38
             9.01  Investment of Assets                              38
             9.02  Investment Funds                                  38
             9.03  Investment Direction by Participants              39
             9.04  Individual Accounts                               40
             9.05  Valuations                                        40
             9.06  Adjustment of Individual Accounts                 40
             9.07  Accounts Pending Distribution                     40
             9.08  Treatment of IRA Accounts                         41
             9.09  Special ESOP Distribution and
                       Payment Requirement                           41
             9.10  Put Option Requirements                           42
             9.11  Diversification of Investments                    43
             9.12  Voting Rights or Participants                     44
             9.13  Independent Appraiser                             45
             9.14  Definitions                                       45
             9.15  ESOP Termination                                  45
             9.16  Fiduciary Responsibility                          45

     X       Vesting and Benefit Distributions                       47
             10.01  Vesting                                          47
             10.02  Retirement and Disability Benefits               47
             10.03  Death Benefits                                   47
             10.04  Benefits Upon Termination of
                      Employment                                     47
             10.05  In-Service Distributions                         48
             10.06  Rules and Regulations Regarding In-
                      Service Distributions                          48
             10.07  Hardship Distributions Guidelines                49
             10.08  Beneficiary Designation Right                    52
             10.09  Required Distribution Dates                      53
             10.10  Domestic Relations Orders                        53

Article      Subject Matter                                          Page
-------      --------------                                          ----
     XI      Methods and Timing of Benefit Distributions             56
             11.01  Form of Benefit Distribution                     56
             11.02  Alternate Modes of Distribution                  56
             11.03  Waiver of QJSA                                   57
             11.04  Post Distribution Credits                        58
             11.05  Time and Manner of Election                      58
             11.06  Acceleration of Deferred Payments                58
             11.07  Trustee-to-Trustee Transfers                     58

     XII     Loans to Participants                                   61
             12.01  In General                                       61
             12.02  Participant Loans as Trust Fund
                      Investments                                    62

     XIII    Provisions Relating to Top-Heavy Plans                  64
             13.01  Definitions                                      64
             13.02  Determination of Top-Heavy Status                67
             13.03  Determination of Super Top-Heavy
                      Status                                         68
             13.04  Safe Harbor Minimum Benefit
                      Provisions                                     68
             13.05  Top-Heavy Plan Minimum Allocation                69

     XIV     Trustee                                                 71
             14.01  Trustee                                          71

     XV      Plan Administrator                                      72
             15.01  Designation and Acceptance                       72
             15.02  Duties and Responsibilities                      72
             15.03  Expenses and Compensation                        72
             15.04  Information From Employer                        73
             15.05  Multiple Signatures                              73
             15.06  Resignation and Removal
                      Appointment of Successors                      73
             15.07  Investment Manager                               74
             15.08  Delegation of Duties                             74
             15.09  Claims Procedures                                74

     XVI     Allocation and Delegation of Authority                  76
             16.01  Authority and Responsibilities of
                      Company                                        76
             16.02  Authority and Responsibilities of
                      the Plan Administrator                         76
             16.03  Authority and Responsibilities of
                      the Trustee                                    76
             16.04  Limitations on Obligations of
                      Named Fiduciaries                              76

Article      Subject Matter                                          Page
-------      --------------                                          ----
   XVII      Amendment and Termination                               78
             17.01  Amendment                                        78
             17.02  Plan Termination                                 78
             17.03  Complete Discontinuance of
                      Contributions                                  79
             17.04  Suspension of Contributions                      79
             17.05  Merger and Consolidations of Plans               80

  XVIII      Miscellaneous Provisions                                81
             18.01  Nonalienation of Benefits                        81
             18.02  No Contract of Employment                        81
             18.03  Indemnification                                  82
             18.04  Severability of Provisions                       82
             18.05  Heirs, Assigns and Personal
                      Representatives                                82
             18.06  Headings and Captions                            82
             18.07  Gender and Number                                82
             18.08  Controlling Law                                  82
             18.09  Title to Assets                                  82
             18.10  Plan Expenses                                    82
             18.11  Payments to Minors, Etc.                         83
             18.12  Reliance on Data and Consents                    83
             18.13  Lost Payees                                      83

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                   ARTICLE I

                              STATEMENT OF PURPOSE
                              --------------------


     Sec. 1.01  Background and Purpose.  SEI Corporation (the "Company")
                ----------------------
established effective January 1, 1983 and has since maintained the SEI Corporation Savings and Investment Plan (the "Plan"). The purposes of the Plan have been to enable eligible employees of the Company to increase personal long-term savings through the tax deferral opportunities offered under section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), from contributions made by the Company and from the results generated by investment of the assets of the Plan in the tax-sheltered environment offered by the Plan's trust.

     Effective as of January 1, 1985, the SEI Profit Sharing Plan was merged with and into this Plan. Effective as of April 1, 1988, the assets and liabilities of the SEI Corporation Tax Credit Employee Stock Ownership Plan (the "ESOP") in the form of the participant account balances thereunder were transferred directly to this Plan. Effective as of January 1, 1989, the Plan has been amended and restated in the form set forth herein (i) to liberalize the eligibility requirements for Company matching contributions, (ii) to offer additional investment options, (iii) to reflect the merger of the ESOP, and (iv) to comply with the requirements of the Tax Reform Act of 1986 and other recent changes in the law. The Plan as so amended and restated has been renamed the "SEI Corporation Capital Accumulation Plan."

     Effective as of January 1, 1990, the National FSI, Inc. 401(k) Savings Plan (the "FSI Plan") is being merged into the Plan. Employees of SEI Corporation who were formerly employees of National FSI, Inc., and who were participants in or eligible to participate in the FSI Plan immediately prior to the date of the merger, shall automatically become Participants in the Plan as of such date. Employees of SEI Corporation shall receive credit for all service with National FSI, Inc. for purposes of eligibility to participate in this Plan. Salary Deferral Contributions made to the FSI Plan shall be allocated to a Participant's Salary Deferral Account, Direct Employer Contributions made to the FSI Plan shall be allocated to a Participant's Matching Contribution Account and Non-Deductible Voluntary Contributions made to the FSI Plan shall be allocated to a Participant's Voluntary Contribution Account under this Plan.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     In accordance with the provisions of Section 17.02, the Plan was amended, effective as of April 1, 1993, to terminate the ESOP which was maintained as a separate and distinct portion of the Plan since it was merged with and into the Plan on April 1, 1988. Upon termination of the ESOP and at the election of ESOP participants, ESOP accounts were (a) distributed in cash or Company Stock or (b) directly transferred, in cash, to the remaining portion of the Plan and invested at the direction of the participant in accordance with Article IX herein.

     Effective as of January 1, 1994, except to the extent designated otherwise, the Plan was amended to (i) reduce the two-year service requirement for eligibility to receive an allocation of a profit-sharing contribution to a one-year service requirement, (ii) to clarify that profit-sharing contributions may be designated as qualified non-elective contributions, as necessary to meet the requirements of section 401(k)(3)(A) of the Code and may be allocated only to non-highly compensated employees in such case and (iii) to eliminate the spousal consent requirement to the extent possible for purposes of an in-service withdrawal, hardship withdrawals or Plan loan.

     Effective as of January 1, 1992, except to the extent designated otherwise, the Plan has been amended and restated in the form set forth herein (i) to eliminate a participant's right to make after-tax contributions to the Plan as of January 1, 1995 and (ii) to comply with applicable requirements of the Omnibus Budget Reconciliation Act of 1993 and other recent changes in the law.

     Sec. 1.02  Qualification Under the Internal Revenue Code. It is intended
                ---------------------------------------------
that the Plan continue to be a qualified plan within the meaning of section 401(a) of the Code, that the requirements of section 401(k) of the Code be satisfied as to that portion of the Plan represented by contributions made pursuant to participant salary deferral elections, and that the trust or other funding vehicle associated with the Plan be exempt from federal income taxation pursuant to the provisions of section 501(a) of the Code. Subject to the provisions of Article IV of the Plan the assets of the Plan shall be applied exclusively for the purposes of providing benefits to participants and beneficiaries under the Plan and for defraying expenses incurred in the administration of the Plan and its corresponding trust or other funding vehicle.

     Sec. 1.03  Plan Documents.  The Plan consists of the Plan document as set
                --------------
forth herein, and any amendment thereto. Certain provisions relating to the Plan and its operation are contained

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

in the corresponding Trust Agreement (or documents establishing any other funding vehicle for the Plan), and any amendments, supplements, appendices and riders to any of the foregoing. The benefits of participants who separated from service with the Company prior to January 1, 1989 shall, unless otherwise specified herein, be determined under the terms of the Plan as in effect at the time of such separation from service. Descriptive material relating to the Plan shall not be considered a part of the Plan, and in the event of any conflict between such descriptive material and the Plan, the text of the Plan shall govern.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                  ARTICLE II

                                  DEFINITIONS
                                  -----------


     Sec. 2.01 "Account" shall mean the entire interest of a Participant in the Plan. A Participant's Account shall consist of one or more separate accounts reflecting the various types of contributions permitted under the Plan, as hereinafter provided.

     Sec. 2.02 "Adoption Agreement" means the document by which an Affiliated Company or any other entity, with the consent of the Board of Directors, adopts the Plan, joins in the Trust Agreement under the Plan, consents to the administration of the Plan, and becomes an "Employer" hereunder. Each executed Adoption Agreement is an integral part of the Plan.

     Sec. 2.03 "Affiliated Company" shall mean any entity which, with the Company, constitutes (i) a controlled group of corporations" within the meaning of section 414(b) of the Code, (ii) a "group of trades or businesses under common control" within the meaning of section 414(c) of the Code, or (iii) an "affiliated service group" within the meaning of section 414(m) of the Code. An entity shall be considered an Affiliated Company only with respect to such period as the relationship described in the preceding sentence exists. When the term "Affiliated Company" is used in Sections 8.01(c), (g), and (h) and Section 8.02, sections 414(b) and (c) of the Code shall be deemed modified by application of the provisions of section 415(h) of the Code, which substitutes the phrase "more than 50 percent" for the phrase "at least 80 percent" in section 1563(a)(1) of the Code, which is then incorporated by reference in section 414(b).

     Sec. 2.04 "Beneficiary" shall mean the person or entity designated or otherwise determined to be such in accordance with Section 10.08.

     Sec. 2.05 "Benefit Commencement Date" shall mean the date on which there is distributed to the Participant (or to the Beneficiary of a deceased Participant) the entire amount standing to his credit under the Plan, or, if distribution is to be made in more than one payment, the date on which the first such benefit payment is made to the Participant (or to the Beneficiary of a deceased Participant).

     Sec. 2.06 "Board of Directors" shall mean the board of directors of the Company.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     Sec. 2.07 "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time, and any successor statute of similar purpose.

     Sec. 2.08 "Company" shall mean SEI Corporation, a Pennsylvania corporation, and any successor thereto that adopts the Plan.

     Sec. 2.09 "Company Stock" shall mean the common capital stock of the Company.

     Sec. 2.10 "Compensation" shall mean the total remuneration paid by the Employer to or on behalf of the Participant during the Plan Year, exclusive of compensation paid or accrued with respect to service performed prior to the date on which the Employee became a Participant. Compensation shall include basic salary or wages, overtime payments, bonuses, commissions, cash incentives, shift pay, production plan payments, vacation pay and all other direct current money compensation, but excluding Employer contributions to this or any other plan of deferred compensation, Employer contributions to Social Security, salary reduction contributions made pursuant to any "cafeteria" or "flexible benefits" plan under section 125 of the Code, severance pay of any kind, the value of any non-cash fringe benefits provided by the Employer, amounts paid in reimbursement of, or in lieu of, expenses incurred by the Participant in the performance of his duties, and the value of non-money awards or gifts made by the Employer; provided, however, that Compensation shall be determined prior to giving effect
--------  -------
to any Salary Deferral election made pursuant to the terms of this Plan and
                                                                        ---
provided, further, that the Compensation of any Participant for any Plan Year
--------  -------
that is taken into account for any purpose under the Plan shall be limited to $200,000 ($150,000, effective January 1, 1994), as adjusted by the Secretary of the Treasury in accordance with the provisions of section 401(a)(17) of the Code. In determining Compensation for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except that "family" shall include only the spouse of the Participant and any lineal descendants who have not attained age 19 before the close of the Plan Year. If, as a result of the application of the rules of section 414(q)(6), the limitation is exceeded, then the limitation shall be prorated among the affected family members in proportion to each such member's Compensation as determined under this Section prior to the application of this limitation.

     Sec. 2.11 "Early Retirement Date" shall mean the date of a Participant's retirement from employment with the Employer or an

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

Affiliated Company after his attainment of age 55, but prior to his Normal Retirement Date.

     Sec. 2.12  "Effective Date" shall mean January 1, 1983.

     Sec. 2.13 "Election Date" shall mean the last business day of each calendar quarter and such other time or times as the Plan Administrator shall determine.

     Sec. 2.14 "Employee" shall mean each person in the employ of an Employer, other than (i) any person in a category of employees excluded from coverage under the Plan by the terms of any Adoption Agreement, (ii) any person whose terms and conditions of employment are determined through collective bargaining with a third party if the issue of retirement benefits has been a bona fide subject of collective bargaining, unless the collective bargaining agreement provides for the eligibility of such person to participate in this Plan, (iii) any person who, as to the United States, is a non-resident alien with no U.S. source income from the Employer, and (iv) effective January 1, 1992, any personnel dedicated to the sale of fund products through wholesale, retail or franchise distribution channels for a single bank or other financial institution.

     Sec. 2.15 "Employer" shall mean the Company and any Affiliated Company or other entity which, with the consent of the Board of Directors, adopts this Plan and joins in the corresponding Trust Agreement.

     Sec. 2.16 "Employment Commencement Date" shall mean, with respect to any individual, the first date on which that individual performs an Hour of Service in the employ of an Employer, or an Affiliated Company, whether or not such service was performed as an Employee.

     Sec. 2.17 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     Sec. 2.18 "ESOP Account" shall mean the Account attributable to the amounts transferred to the Plan from the ESOP in respect of such Participant and representing such Participant's account under the ESOP. As of April 1, 1993 the ESOP portion of the Plan was terminated.

     Sec. 2.19  "Excused Absence" means any of the following:

          (a) absence on leave granted by an Employer for any cause for the period stated in such leave or, if no period is

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

stated, then for six (6) months and any extensions that the Employer may grant in writing; provided that the Employer gives similar treatment to all Employees in similar circumstances;

          (b) absence in any circumstance so long as the Employee continues to receive his regular compensation from the Employer, but in no event after the employment relationship between the Employer and Employee is severed;

          (c) absence in the armed forces of the United States or government service in time of war or national emergency; or

          (d) absence by reason of illness or disability until such time as the employment relationship between Employer and the Employee is severed.

     An "Excused Absence" shall cease to be an "Excused Absence" and shall be deemed a Break in Service as of the later of (1) or (2), where

               (1) is the first day of such absence if the Employee fails to return to the service of the Employer (A) within five (5) days of the expiration of any leave of absence referred to in Subsection (a) above; (B) at such time as the payment of regular compensation referred to in Subsection (b) above is discontinued; (C) within six (6) months after his discharge or release from active duty, or, if the Employee does not return to the service of the Employer within the said six (6) month period by reason of a disability incurred while in the armed forces, if he returns to service with the Employer upon the termination of such disability as evidenced by release from confinement in a military or veterans health care facility; or (D) upon recovery from illness or disability referred to in Subsection (a); and

               (2) is the first day of the first Plan Year in which the Employee fails to complete more than five hundred (500) Hours of Service.

     The Employer, with the assistance of any medical consultants that it may retain, shall be the sole judge of whether or not recovery from illness or disability has occurred for purposes of (1) above.

     Sec. 2.20 "Hour of Service" shall be defined in a manner consistent with regulations published by the Secretary of Labor

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

at Title 29, Code of Federal Regulations, section 2530.200b-2, and shall mean
(a) each hour for which an employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliated Company during the Plan Year, (b) each hour for which an employee is paid or entitled to payment by the Employer or an Affiliated Company on account of a period of time during which no duties are performed (irrespective of whether or not the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury or military duty, or leave of absence, and (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Company. Hours of Service shall be credited to the Plan Year in which earned, regardless of when determined or awarded. Notwithstanding the foregoing, except as provided in the following sentence, (i) not more than five hundred one (501) Hours of Service shall be credited to an employee on account of any single continuous period during which the employee performs no duties for the Employer or an Affiliated Company; (ii) no credit shall be granted for any period with respect to which an employee receives payment or is entitled to payment under a plan maintained solely for the purpose of complying with applicable workmen's compensation or disability insurance laws; and (iii) no credit shall be granted for a payment which solely reimburses an employee for medical or medically related expenses incurred by the employee. Each week of absence for military service in the armed forces of the United States from which service the employee returns to the Employer or an Affiliated Company within the period during which he has legally protected reemployment rights shall count as a number of Hours of Service equal to the number of Hours of Service that would have been credited to the employee with respect to the employee's customary week of employment during the month immediately preceding the date on which absence for military service commenced. Service rendered at overtime or other premium rates shall be credited at the rate of one (1) Hour of Service for each hour for which pay is earned, regardless of the rate of compensation in effect with respect to such hour.

     For the purposes of this Section, the term "employee" means any person with whom the Employer or an Affiliated Company maintains an employer-employee relationship under general principles of law, or under the provisions of section 414(n) of the Code if section 414(n)(5) does not apply to negate the applicability of section 414(n).

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     Sec. 2.21 "Investment Fund" shall mean any of the funds established pursuant to Section 9.01 for the investment of the assets of the Trust Fund.

     Sec. 2.22 "Investment Manager" shall mean any fiduciary (other than the Trustee or Named Fiduciary) who has the power to manage, acquire, or dispose of any asset of the Plan and who has qualified as an "investment manager" within the meaning of section 3(38) of ERISA.

     Sec. 2.23 "IRA Account" shall mean the Account as consists of amounts attributable to IRA contributions made to the Plan on or before December 3, 1986 including all earnings and accretions attributable thereto and reduced by all losses and expenses attributable and reduced by all losses and expenses and by all withdrawals and distributions therefrom.

     Sec. 2.24 "Matching Contribution" shall mean an Employer contribution made pursuant to Section 4.01(b).

     Sec. 2.25 "Matching Contribution Account" shall mean so much of a Participant's Account as consists of amounts attributable to Employer Matching Contributions allocated to such Participant's Account, including all earnings and accretions attributable thereto and reduced by all losses and expenses attributable thereto and by all withdrawals and distributions therefrom.

     Sec. 2.26 "Named Fiduciary" shall mean the Company, the Trustee, the Plan Administrator (if other than the Company) and the Named Appeals Fiduciary. Each Named Fiduciary shall have only those particular powers, duties, responsibilities and obligations as are specifically delegated to him under the Plan or the Trust Agreement. Any fiduciary, if so appointed, may serve in more than one fiduciary capacity.

     Sec. 2.27 "Normal Retirement Age" shall mean a Participant's sixty-fifth 65th birthday or, if later, the date such Participant has completed 5 years of Service.

     Sec. 2.28 "Normal Retirement Date" shall mean the first day of the month coinciding with or next following a Participant's retirement with the Employer or an Affiliated Company on or after the attainment of age 65 and the completion of 5 Years of Service.

     Sec. 2.29 "Participant" shall mean any person who has been or who is an Employee and who has been admitted to participation

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

in the Plan pursuant to the provisions of Article III. The term "Participant" shall include Active Participants (those who are currently eligible to share in Employer contributions to the Plan), Inactive Participants (those employees of the Employer or an Affiliated Company who previously were Active Participants but currently are not because they are no longer employed in an "Employee" status), Retired Participants (those former Employees presently receiving benefits under the Plan, and Vested Participants those former Active or Inactive Participants or Employees, other than Retired Participants, who have a vested interest under the Plan).

     Sec. 2.30 "Plan" shall mean the SEI Corporation Capital Accumulation Plan as set forth herein, and as the same may from time to time hereafter be amended.

     Sec. 2.31 "Plan Administrator" shall mean the person or committee named as such pursuant to the provisions of Article XV or, in the absence of any such appointment, the Company.

     Sec. 2.32  "Plan Year" shall mean the calendar year.

     Sec. 2.33 "Profit-Sharing Account" shall mean so much of a Participant's Account as consists of amounts contributed to the Plan by the Employer pursuant to the provisions of Section 4.01(c) and allocated to the Account of the Participant pursuant to the provisions Section 6.03, including all earnings and accretions attributable thereto, and reduced by all losses and expenses attributable thereto and by all withdrawals and distributions therefrom.

     Sec. 2.34 "Profit-Sharing Contribution" shall mean an employer contribution made pursuant to Section 4.01(c) and designated as such.

     Sec. 2.35  "Restatement Date" shall mean January 1, 1989.

     Sec. 2.36 "Salary Deferral Account" shall mean so much of a Participant's Account as consists of amounts contributed to the Plan by the Employer pursuant to the provisions of Section 4.01(a) and allocated to the Account of the Participant pursuant to the provisions of Section 6.01, including all earnings and accretions attributable thereto, and reduced by all losses and expenses attributable thereto and by all withdrawals and distributions therefrom.

     Sec. 2.37 "Salary Deferral Contributions" shall mean the portion of a Participant's Compensation which is reduced in

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

accordance with Section 7.01 and with respect to which a corresponding contribution is made to the Plan by the Employer pursuant to Section 4.01(a).

     Sec. 2.38 "Spouse" shall mean (a) the person to whom the Participant was married on his Benefit Commencement Date, or (b) if the Participant's Benefit Commencement Date had not occurred at the time of his death, the person to whom the Participant was married at the time of his death. When the word "spouse" is used without an initial capital letter in the Plan, it shall mean the person to whom the Participant was married or is married as of the date of reference.

     Sec. 2.39 "Statutory Compensation" shall mean, as to any year or other period of reference, (i) for purposes of Section 8.02 and Article XIII and the defined terms used therein, the amount of the Participant's remuneration that qualifies as compensation within the meaning of section 415(c)(3) of the Code, as amplified by Treas. Reg. 1.415-2(d), (ii) for purposes of Section 8.01 and the defined terms used therein (other than "Highly Compensated Employee"), the Participant's remuneration that qualifies as compensation within the meaning of section 414(s) of the Code, including the amount of any Salary Deferral Contributions made hereunder, and (iii) for purposes of defining Highly Compensated Employee, the same as in (i) above as modified by section 414(q)(7) of the Code. With respect to any Plan Year after 1988, only the first $200,000 ($150,000, effective as of January 1, 1994), or such other amount as may be applicable under section 401(a)(17) of the Code and the regulations thereunder, of the amount otherwise described in (i) and (ii) of the preceding sentence shall be counted, except that this limitation shall not apply for purposes of
Section 8.02. In determining Statutory Compensation for purposes of the limitation, the rules of section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants who have not attained age 19 before the close of the Plan Year. If, as a result of the application of the rules of section 414(q)(6) of the Code, the limitation is exceeded, then the limitation shall be pro rated among the affected family members in proportion to each such member's Statutory Compensation as determined under this Section prior to the application of this limitation.

     Sec. 2.40 "Total Disability" shall mean a physical or mental disability by reason of which the Participant shall be totally and permanently unable to engage in any substantial gainful occupation; provided that a physician satisfactory to the Participant's Employer has certified as to such disability and

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

the Participant is eligible for and receiving disability benefits under the Social Security Act.

     Sec. 2.41 "Trust Fund" shall mean all of the assets of the Plan held by the Trustee under the Trust Agreement.

     Sec. 2.42 "Trust Agreement" shall mean the SEI Corporation Capital Accumulation Plan Trust Agreement as the same is presently constituted, as it may hereafter be amended, and such additional and successor trust agreements or other instruments as may be executed for purposes of providing a vehicle for investment of the assets of the Plan.

     Sec. 2.43 "Trustee" shall mean the party or parties so designated pursuant to the Trust Agreement and each of their respective successors.

     Sec. 2.44 "Valuation Date" shall mean the last day of the Plan Year and each other interim date during the Plan Year on which the Plan Administrator determines a valuation of the Trust Fund shall be made.

     Sec. 2.45 "Voluntary Participant Contribution" shall mean a contribution made to the Plan by a Participant pursuant to Section 5.01.

     Sec. 2.46   "Voluntary Participant Contribution Account" shall mean so much of a Participant's Account as consists of amounts attributable to the Participant's Voluntary Contributions, including all earnings and accretions attributable thereto and by all withdrawals and distributions therefrom.

     Sec. 2.47 "Year of Service" shall mean any Plan Year during which the Employee completes one thousand (1,000) or more Hours of Service with the Employer, with an Affiliated Company, or with both in combination. The following additional rules shall apply in calculating Years of Service under this Plan:

          (a) Service credited to an Employee under any predecessor of the Plan maintained by the Company, an Affiliated Company or any predecessor thereto shall count towards Years of Service under this Plan.

          (b) Service completed in the employ of the Employer or of an Affiliated Company other than as an Employee shall be deemed service completed as an Employee for the purposes of this Plan.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

          (c) Service with any Affiliated Company prior to the time such entity becomes an "Affiliated Company" within the meaning of Section 2.03 shall not be counted unless otherwise determined by the Board of Directors.

          (d) For the purposes of this Section, a person shall be designated a "leased employee" and shall be treated as an employee of an Affiliated Company (or, if the Employer elects to admit such person to participation under the Plan, then as an employee of the Employer for the period during which such participation is as an Active Participant) if (i) the person is, as to the Employer or Affiliated Company for whom he performs services, neither an independent contractor nor an "employee" within the common law meaning of that term, (ii) the services of the subject person are provided pursuant to an agreement between the Employer or an Affiliated Company and any other person,
(iii) such person has performed such services for the Employer or for persons who are, as to the Employer, related persons (within the meaning of section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one (1) year, (iv) the services performed by such person are of a type historically performed in the business field of the Employer or Affiliated Company, (v) more than twenty percent (20%) of the "nonhighly compensated work force" within the meaning of section 414(h)(5)(C) of the Code of the Employer and Affiliated Companies are leased employees within the meaning of this subparagraph (e), but determined without regard to clause (vi) hereof, and (vi) the leasing organization which is the lessor of the services of the subject person does not sponsor a qualified money purchase pension plan providing for
(A) immediate participation and full and immediate vesting for such person, (B) a nonintegrated employer contribution rate of at least ten percent (10%) of such person's compensation, and (C) each employee of the leasing organization (other than employees who perform substantially all their services for the leasing organization) immediately participates in such plan. Subclause (C) shall not apply to any individual whose compensation within the meaning of section 414(h)(5)(C) of the Code from the leasing organization in each plan year during the four-year period ending with the Plan Year is less than one thousand dollars $1,000. Unless the Employer elects to admit a "leased employee" to Active Participant status under the Plan, and then only for the period during which such person is deemed an Active Participant, such "leased employee" shall not be considered an Employee, as defined in the Plan.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                  ARTICLE III

                           PARTICIPATION ELIGIBILITY
                           -------------------------


     Sec. 3.01  Eligibility to Participate.  Each Employee who was an Active
                --------------------------
Participant immediately prior to the Restatement Date shall continue as an Active Participant on the Restatement Date. Each other Employee shall become an Active Participant on the first day of the payroll period beginning with or next following the later of the date the Employee becomes an "Employee" and the date such Employee has completed 1,000 or more Hours of Service during the 12 month period commencing on his Employment Commencement Date or any Plan Year beginning after his Employment Commencement Date. Notwithstanding the preceding sentence, effective January 1, 1991, each other Employee shall become an Active Employee on the later of (a) the first day of the first payroll period beginning in 1991, or (b) the first day of the first payroll period beginning in the month following his Employment Commencement Date.

     Sec. 3.02  Procedure for and Effect of Admission.  Each Employee who
                -------------------------------------
becomes eligible for admission to participation in the Plan shall complete such forms and provide such data as are reasonably required by the Plan Administrator as a precondition of such admission. By becoming a Participant, each Employee shall for all purposes be deemed conclusively to have assented to the terms and provisions of the Plan, the corresponding Trust Agreement, and to all amendments to such instruments.

     Sec. 3.03  Changes in Status.  A Participant who ceases to be employed as
                -----------------
an Employee (whether or not he is still employed in another capacity by the Employer or an Affiliated Company) shall no longer be eligible to participate in the Plan as an Active Participant until he again becomes an Employee at which time he will immediately again become an Active Participant.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                  ARTICLE IV

                            EMPLOYER CONTRIBUTIONS
                            ----------------------


     Sec. 4.01  Employer Contributions.
                ----------------------

          (a)  Salary Deferral Contributions.  The Employer shall contribute to
               -----------------------------
the Plan, with respect to each Plan Year, an amount equal to the aggregate Salary Deferral Contributions of its Employees for such Plan Year, as determined pursuant to Salary Deferral elections in force pursuant to Article VII.

          (b)  Matching Contributions.  Effective January 1, 1990, beginning
               ----------------------
with the second January 1 following the Participant's Employment Commencement Date, provided that the Participant has completed a Year of Service in the Plan Year preceding such January 1, the Employer shall contribute to the Plan, an amount equal to such percentage of the Salary Deferral Contributions of up to four percent (4%) of the Compensation of each Active Participant, as the Board of Directors, in its sole discretion, shall determine; provided, however, that if a Participant is ineligible to make Salary Deferral Contributions for a portion of the Plan Year because of the limitation imposed by section 402(g) or 401(k)(3)(A) of the Code, such Matching Contribution shall be computed as though the Participant's Salary Deferral Contributions were made equally throughout the Plan Year. Notwithstanding the foregoing, a Participant who was employed before December 31, 1989 shall become eligible for Matching Contributions no later than the date on which he completes two Years of Service. If a Participant fails to complete 1,000 Hours of Service in the Plan Year preceding the January 1 as of which he first becomes eligible for Matching Contributions, he shall become eligible as of any succeeding January 1 following a Plan Year in which he meets the 1,000 Hour of Service requirement.

          (c)  Profit-Sharing Contributions.  Effective January 1, 1989, for
               ----------------------------
each Plan Year, the Employer shall contribute to the Plan such amounts, if any, as the Board of Directors, in its sole discretion, shall determine. The Board of Directors shall designate all or a portion of such amount as a qualified nonelective contribution (as defined in section 401(m)(4)(C) of the Code), if it determines, in its sole discretion, that such a contribution is needed to meet the requirements of section 401(k)(3)(A) of the Code.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

          (d)  Timing of Contributions.
               -----------------------

               (1)  To the extent practicable, contributions made pursuant to
     Section 4.01(a) shall be made at least monthly and shall not be made later than the date referred to in paragraph (2) below, provided, however, that no Salary Deferral Contribution shall be held by the Employer without contributing the same to the Plan for a period longer than (i) sixty (60) days, or, (ii) if shorter, the longest period that is permissible under regulations published under section 401(k) of the Code, and, in any event, amounts contributed pursuant to Section 4.01(a) with respect to any Plan Year shall be deemed credited to the Participant's Salary Deferral Account not later than the last day of such Plan Year.

               (2) All contributions made pursuant to this Section 4.01 shall be made not later than the date established for the filing of the Employer's federal income tax return for the fiscal year of the Employer ending with or within the Plan Year for which the contribution is made (including any extensions of such filing date).

     Sec. 4.02  Contingent Nature of Contributions.  Each contribution made by
                ----------------------------------
the Employer pursuant to the provisions of Section 4.01 is hereby made expressly contingent on the deductibility thereof for federal income tax purposes for the fiscal year with respect to which such contribution is made. Each such contribution is further similarly contingent upon the maintenance of qualified status by the Plan for the year with respect to which such contribution is made, to the extent that the loss of qualified status would deprive the Employer of the deduction taken for such contribution.

     Sec. 4.03  Exclusive Benefit; Refund of Contributions.  All contributions
                ------------------------------------------
made by the Employer are made for the exclusive benefit of the Participants and their Beneficiaries, and such contributions shall not be used for, nor diverted, to purposes other than for the exclusive benefit of the Participants and their Beneficiaries (including the costs of maintaining and administering the Plan and corresponding trust). Notwithstanding the foregoing, to the extent that such refunds do not, in themselves, deprive the Plan of its qualified status, refunds of contributions shall be made to the Employer under the following circumstances and subject to the following limitations:

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

          (a)  Initial Nonqualification.  If the Plan is determined not to
               ------------------------
satisfy the qualification requirements of section 401(a) of the Code, and if the Company declines to amend the Plan to satisfy such qualification requirements of section 401(a) of the Code, contributions made with respect to any period of nonqualification and prior to the determination that the Plan has failed to qualify shall be returned to the Employer.

          (b)  Disallowance of Deduction.  To the extent that a federal income
               -------------------------
tax deduction is disallowed for any contribution made by an Employer, the Trustee shall refund to the Employer the amount so disallowed within one (1) year of the date of such disallowance.

          (c)  Mistake of Fact.  In the case of a contribution which is made in
               ---------------
whole or in part by reason of a mistake of fact (for example, incorrect information as to the eligibility or compensation of an Employee, or a mathematical error), so much of the Employer contribution as is attributable to the mistake of fact shall be returnable to the Employer upon demand, upon presentation of evidence of the mistake of fact to the Trustee and of calculations as to the impact of such mistake. Demand and repayment must be effectuated within one (1) year after the payment of the contribution to which the mistake applies.

     In the event that any refund is paid to the Employer hereunder, such refund shall be made without interest and shall be deducted from among the Accounts of the Participants. To the extent that the amount of the refund can be identified to one or more specific Participants and Accounts of such Participants, it shall be deducted directly from each such Account in the amount identifiable thereto. To the extent any such refund is attributable to Salary Deferral Contributions such refund, upon receipt by the Employer, shall be promptly paid over (net of such taxes as must be withheld by law) to the Participant from whose Account such amount was returned (or to the Participant's Beneficiary in the case of the death of the Participant).

     Notwithstanding any other provision of this Section, no refund shall be made to the Employer which is specifically chargeable to an Account of any Participant in excess of one hundred percent (100%) of the amount in such Account nor shall a refund be made by the Trustee of any funds, otherwise subject to refund hereunder, which have been distributed to Participants, or Beneficiaries. In the case that such distributions become refundable, the Employer shall have a claim directly against the distributees to the extent of the refund to which it is entitled.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     All refunds pursuant to this Section shall be limited in amount, circumstance and timing to the provisions of section 403(c) of ERISA, and no such refund shall be made if, solely on account of such refund, the Plan would cease to be a qualified plan pursuant to section 401(a) of the Code.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                   ARTICLE V

                           PARTICIPANT CONTRIBUTIONS
                           -------------------------


     Sec. 5.01  Voluntary Participant Contributions.  Any Active Participant may
                -----------------------------------
elect, on a form prescribed by the Plan Administrator, to contribute to the Plan on an after-tax basis, through ordinary payroll deductions or such other manner as the Plan Administrator may prescribe, a fixed dollar amount not to exceed ten percent (10%) of his Compensation. In addition, any Active Participant may elect, on a form prescribed by the Plan Administrator, to make additional lump sum cash contributions to the Plan on an after-tax basis provided that the total amount of the Participant's Voluntary Participant Contributions at any time may not exceed ten percent of the Participant's aggregate Compensation for his entire period as a Participant under the Plan. Notwithstanding the foregoing, effective January 1, 1995, Voluntary Participant Contributions shall no longer be permitted under the Plan.

     Sec. 5.02  Effective Date of Voluntary Participant Contributions.  An
                -----------------------------------------------------
Active Participant's election to make Voluntary Participant Contributions through payroll deductions pursuant to Section 5.01 shall become effective as of the later of the first payroll period ending after the latest of (i) the date on which the Employee first becomes an Active Participant in the Plan, (ii) the date on which the election is duly executed and delivered to the Plan Administrator, or (iii) the Election Date, if any, specified in such Active Participant's election to make Voluntary Participant Contributions. Notwithstanding the foregoing, effective as of April 1, 1993, an Active Participant's election to make Voluntary Participant Contributions through payroll deductions pursuant to Section 5.01 shall become effective as of the first payroll period beginning after the latest of (i) the first day of the month following the date on which the Employee first becomes an Active Participant in the Plan, (ii) the first day of the month following the date on which the election is duly executed and delivered to the Plan Administrator, or
(iii) the first day of the month, if any, specified in such Active Participant's election to make Voluntary Participant Contributions.

     Sec. 5.03  Change in Voluntary Participant Contribution.  A Participant may
                --------------------------------------------
change the rate of his payroll deduction Voluntary Participant Contributions, within the limitations set forth in Section 5.01, effective as of the first payroll period

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

ending after any Election Date, by filing a new Voluntary Participant Contribution election with the Plan Administrator at such time in advance as the Plan Administrator may prescribe. Notwithstanding the foregoing, effective as of April 1, 1993, a Participant may change the rate of his payroll deduction Voluntary Participant Contributions, within the limitations set forth in Section 5.01, effective as of the first payroll period beginning after the first day of any month, by filing a new Voluntary Participant Contribution election with the Plan Administrator at such time in advance as the Plan Administrator may prescribe.

     Sec. 5.04  Suspension of Voluntary Participant Contributions.
                -------------------------------------------------

          (a) A Participant may voluntarily suspend his Voluntary Participant Contribution election, effective as of the end of any payroll period by filing a written notice with the Plan Administrator at such time in advance and on such forms as the Plan Administrator shall prescribe for such purpose. A Participant whose Voluntary Participant Contributions are suspended hereunder may recommence Voluntary Participant Contributions, effective as of the first payroll period ending after any Election Date by filing a new Voluntary Participant Contribution election in accordance with the procedures outlined above.

          (b) A Participant shall have his Voluntary Participant Contribution election automatically suspended for any period during which the Participant is on Excused Absence and during which he is not receiving Compensation from his Employer. Such a Participant shall have his Voluntary Participant Contribution election automatically reinstated, and deductions from his Compensation pursuant thereto shall resume, upon his return from such Excused Absence.

          (c)  Suspension After Distribution.  A Participant shall have his
               -----------------------------
Voluntary Participant Contribution election automatically suspended effective as of the end of the payroll period, following receipt by the Participant of an in-service distribution, pursuant to Section 10.05. A Participant whose Voluntary Participant Contributions are suspended hereunder may recommence Voluntary Participant Contributions, effective as of the first payroll period ending after any Election Date by filing a new Voluntary Participant Contribution election in accordance with the procedures outlined above.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     Sec. 5.05  Limitations on Voluntary Participant Contributions.
                --------------------------------------------------

          (a)  Tentative Voluntary Participant Contribution Amounts.  The
               ----------------------------------------------------
Voluntary Participant Contribution amounts set forth in any election to make such contributions shall be tentative and shall become final only after the Employer or the Plan Administrator has made such adjustments thereto as they (or either of them) deem necessary to meet the requirements of Section 8.04.

          (b)  Distribution of Excess Amounts.  All amounts withheld or
               ------------------------------
contributed pursuant to an election to make Voluntary Participant Contributions thereafter delivered to the Trustee shall be so delivered only if the Employer in good faith believes that such amounts do not exceed the amounts permissible pursuant to the limitations set forth in Section 8.04. If any amount shall be contributed or withheld from the Compensation of a Participant pursuant to an election to make Voluntary Participant Contributions which exceeds the maximum amount permissible pursuant to Section 8.04 for any Plan Year, then, prior to the close of the following Plan Year, such excess amounts (and to the extent required, any income allocable thereto) shall, in accordance with procedures to be developed by the Plan Administrator, which procedures shall be consistent with the requirements of section 401(m)(6) of the Code, be distributed to the appropriate Participants, any other provision of the Plan to the contrary notwithstanding.

     Sec. 5.06  Rollover Contributions.  With the approval of the Plan
                ----------------------
Administrator, the Plan shall accept on behalf of any Employee, whether or not he has the requirements for participation in the Plan, the entire amount of cash received (effective as of January 1, 1993 directly or indirectly) as a distribution from, or payable by, another qualified trust forming a part of a plan described in section 401(a) of the Code or from an individual retirement program described in section 408 of the Code, but only if the deposit qualifies as a tax-free rollover as defined in section 402 of the Code. If the amount received does not qualify as a tax-free rollover, the amount shall be refunded to the Participant. Rollover amounts shall be invested in accordance with the provisions of Article IX. Where necessary herein, rollover amounts shall be treated as if an appropriate portion were credited to the Participant's Accounts based upon the type of contribution or contributions giving rise to the amount originally rolled over to this Plan. An Employee who is not yet a Participant shall be deemed a Participant only with respect to his rollover amount.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                  ARTICLE VI

                     ALLOCATION OF EMPLOYER CONTRIBUTIONS
                     ------------------------------------


     Sec. 6.01  Allocation of Salary Deferral Contributions. There shall be
                -------------------------------------------
directly and promptly allocated to the Salary Deferral Account of each Participant the Salary Deferral Contributions contributed by the Employer to the Plan pursuant to Section 4.01(a), by reason of any Salary Deferral election in force with respect to that Participant.

     Sec. 6.02  Allocation of Matching Contributions.
                ------------------------------------

          (a) There shall be directly and promptly allocated to the Matching Contribution Account of each Participant the Matching Contribution contributed by the Employer to the Plan pursuant to Section 4.01(b) on behalf of such Participant.

          (b) If the allocation of a Matching Contribution to Participant Matching Contribution Accounts exceeds the maximum amount permissible pursuant to Section 8.04 for any Plan Year (after giving effect to Section 5.05) then, prior to the close of the following Plan Year, such excess amounts (and to the extent required any income allocable thereto) shall, in accordance with procedures to be developed by the Plan Administrator, which procedures shall be consistent with the requirements of section 401(m)(6) of the Code, be distributed to the Highly Compensated Employees (as defined in Section 8.01(i)), any other provision of the Plan to the contrary notwithstanding.

     Sec. 6.03  Allocation of Profit-Sharing Contributions.
                ------------------------------------------

          (a) Subject to Section 6.03(b), any Profit-Sharing Contribution made pursuant to Section 4.01(c) shall be allocated to the Profit-Sharing Account of each Active Participant who has met the service requirements for eligibility for Matching Contributions, as set forth in Section 4.01(b), in an amount determined by multiplying the amount of the Profit-Sharing Contribution by a fraction, the numerator of which is the Compensation of the Participant for such Plan Year and the denominator of which is the aggregate Compensation of all Active Participants for that Plan Year.

          (b) Notwithstanding the foregoing, any Profit-Sharing Contribution that has been designated by the Board of Directors as a qualified nonelective contribution (as defined in section

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

401(m)(4)(C) of the Code) shall be allocated only among the Profit-Sharing Accounts of Active Participants who are not Highly Compensated Employees and who are otherwise eligible to receive such an allocation.

          (c) Effective January 1, 1994, subject to Section 6.03(b), any Profit-Sharing Contribution made pursuant to Section 4.01(c) shall be allocated to the Profit-Sharing Account of each Active Participant who has completed 1,000 Hours of Service and met the requirements of Section 6.04(b).

     Sec. 6.04  Entitlement to Share in Allocation.
                ----------------------------------

          (a)  A Participant shall be an Active Participant for the purposes of
Section 6.02, and shall be entitled to share in the allocation of any Profit-Sharing Contribution for a specific Plan Year only if he did at least one of the following during that Plan Year:

               (1) remained in the employ of the Employer or of an Affiliated Company, and was performing services for the Employer or Affiliated Company, through the end of the Plan Year as of which such contribution is to be allocated to the Accounts of Participants;

               (2) retired (at or after Normal Retirement Date), experienced Total Disability or died while in service, during the Plan Year; or

               (3)  was on an Excused Absence at the end of the Plan Year.

          (b) Effective January 1, 1994, subject to Section 6.03(b), a Participant shall be considered an Active Participant entitled to receive an allocation of Profit-Sharing Contributions only if in addition to satisfying the respective service requirement set forth in Section 6.03(c), the Participant satisfied at least one of the requirements set forth in Section 6.04(a)(1), (2) or (3) for any applicable Plan Year.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                  ARTICLE VII

                           SALARY DEFERRAL ELECTIONS
                           -------------------------


     Sec. 7.01  Salary Deferral Election.  Subject to the limitations set forth
                ------------------------
in Section 7.05 or elsewhere in this Plan, each Active Participant or eligible Employee who anticipates becoming an Active Participant may execute a Salary Deferral election on a form prescribed by the Plan Administrator pursuant to which such Participant may elect to reduce his Compensation through payroll reductions by an amount equal to from one percent (1%) to fifteen percent (15%), in whole percentages, of his Compensation.

     Sec. 7.02  Effective Date of Salary Deferral Elections.  A Salary Deferral
                -------------------------------------------
election shall become effective as of the first payroll period ending after the latest of (i) the date on which the Employee first becomes an Active Participant in the Plan, (ii) the date on which the Salary Deferral election is duly executed and delivered to the Plan Administrator, or (iii) the Election Date, if any, specified in such Active Participant's Salary Deferral election. An Employee who does not make a Salary Deferral election when he first becomes eligible to do so hereunder, may make such an election effective as of any subsequent Election Date in accordance with procedures to be developed by the Plan Administrator. Notwithstanding the foregoing, effective as of April 1, 1993, a Salary Deferral election shall become effective as of the first payroll period beginning after the latest of (i) the first day of the month following the date on which the Employee first becomes an Active Participant in the Plan,
(ii) the first day of the month following the date on which the Salary Deferral election is duly executed and delivered to the Plan Administrator, or (iii) the first day of the month, if any, specified in such Active Participant's Salary Deferral election. An Employee who does not make a Salary Deferral election when he first becomes eligible to do so hereunder, may make such an election effective as of the first payroll period beginning after the first day of any month in accordance with procedures to be developed by the Plan Administrator.

     Sec. 7.03  Change in Salary Deferral Contributions.  A Participant may
                ---------------------------------------
change the rate of his Salary Deferral Contributions, within the limits prescribed by Section 7.01 and 7.05, effective as of the first payroll period following any Election Date, by filing a new Salary Deferral election with the

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

Plan Administrator at such time in advance as the Plan Administrator may prescribe. Notwithstanding the foregoing, effective as of April 1, 1993, a Participant may change the rate of his Salary Deferral Contributions, within the limits prescribed by Section 7.01 and 7.05, effective as of the first payroll period beginning after the first day of any month, by filing a new Salary Deferral election with the Plan Administrator at such time in advance as the Plan Administrator may prescribe.

     Sec. 7.04  Suspension of Salary Deferral Contributions.
                -------------------------------------------

          (a)  Voluntary Suspension.  A Participant may voluntarily suspend his
               --------------------
Salary Deferral election, effective as of the end of any payroll period by filing a written notice with the Plan Administrator at such time in advance and on such forms as the Plan Administrator shall prescribe for such purpose. A Participant whose Salary Deferral Contributions are suspended hereunder may recommence Salary Deferral Contributions, effective as of any Election Date, by filing a new Salary Deferral election in accordance with the procedures outlined above.

          (b)  Automatic Suspension.  A Participant shall have his Salary
               --------------------
Deferral election automatically suspended for any period during which the Participant is on Excused Absence and during which he is not receiving Compensation from his Employer. Such a Participant shall have his Salary Deferral election automatically reinstated, and reductions from his Compensation pursuant thereto shall resume, upon his return from such Excused Absence. A Participant shall also have his Salary Deferral election automatically suspended in connection with a hardship withdrawal as further described in Section 10.07(b)(3).

     Sec. 7.05  Salary Deferral Contribution Limitations.
                ----------------------------------------

          (a)  Tentative Salary Deferral Contributions.  The Salary Deferral
               ---------------------------------------
Contributions set forth in any Salary Deferral election shall be tentative and shall become final only after the Employer or the Plan Administrator has made such adjustments thereto as they (or either of them) deem necessary to maintain the qualified status of this Plan and to satisfy all requirements of section 401(k) of the Code.

          (b)  Reduction in Excess Amounts.  All amounts withheld pursuant to a
               ---------------------------
Salary Deferral election and thereafter delivered to the Trustee shall be so delivered only if the Employer in good faith believes that such amounts do not exceed the amounts permissible pursuant to the limitations set forth in Section 8.03(a). If any amount shall be withheld from the Compensation

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

of a Participant pursuant to a Salary Deferral election which exceeds the maximum amount permissible pursuant to Section 8.03(a) for any Plan Year, then, prior to the close of the following Plan Year, such excess amounts (and to the extent required any income allocable thereto) shall, in accordance with procedures to be developed by the Plan Administrator, which procedures shall be consistent with the requirements of section 401(k)(8) of the Code, either be distributed to the appropriate Active Participants or, at the election of such Participants, be treated as having been distributed and recontributed to the Plan. Such distribution or distribution and recontribution may be made notwithstanding any Plan provision to the contrary. Effective for Plan Years beginning on or after January 1, 1993 or such later date as may be provided under Treasury regulations, any Matching Contributions that such Participant has received on account of his excess Salary Deferral Contributions shall be forfeited and any such forfeited amounts shall be treated as a Matching Contribution, made pursuant to Section 4.01(b), and reallocated, pursuant to
Section 6.02, to the Matching Contribution Accounts of Participants who are eligible to share in Matching Contributions.

          (c)  Deductibility Limitation.  The aggregate of all Salary Deferral
               ------------------------
Contributions with respect to any Plan Year shall not exceed amounts determined by the Employer to be deductible to the Employer under section 404(a) of the Code when contributed to the Plan for such Plan Year. If the Employer deems it necessary to reduce the Salary Deferral Contributions called for in any Salary Deferral election to satisfy the aforesaid limitation, the Salary Deferral Contributions of all Participants shall be reduced proportionately until the aggregate of all Salary Deferral Contributions are within the limitations of said section 404(a) (after taking into account all other contributions made by the Employer).

          (d)  The Dollar Limit.  Notwithstanding anything contained herein to
               ----------------
the contrary, no Participant shall be permitted to have Salary Deferral Contributions made under this Plan together with elective deferrals (as defined in section 402(g) of the Code) under any other plan or arrangement during any calendar year in excess of $7,000 multiplied by the "adjustment factor" as provided by the Secretary of the Treasury under section 415(d) of the Code. Should a Participant claim that his Salary Deferral Contributions under this Plan (reduced by Salary Deferral Contributions previously distributed pursuant to Section 7.05(b) or returned to the Participant pursuant to Section 8.02) when added to amounts deferred under other plans or arrangements described in section 401(k), 408(k) or 403(b) of the

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

Code (whether or not maintained by the Employer or an Affiliated Company) exceed the limit imposed by section 402(g) of the Code for the calendar year in which the deferrals occurred, the Plan Administrator shall notwithstanding any other provision of the Plan distribute, by April 15 of the following calendar year, the amount of Salary Deferral Contributions specified in the Participant's claim, plus income thereon. The Participant's claim shall be in writing and shall be submitted to the Plan Administrator no later than the March 1 following the calendar year in which such deferrals occurred. Notwithstanding anything in this Section 7.05(d) to the contrary, a Participant shall be deemed to have made a claim for distribution of excess Salary Deferral Contributions from the Plan to the extent that his Salary Deferral Contributions together with his elective deferrals under any other plan or arrangement maintained by the Employer or an Affiliated Company exceed the limit imposed by section 402(g) of the Code for the calendar year. Effective for Plan Years beginning on or after January 1, 1993 or such later date as may be provided under Treasury regulations, any Matching Contributions that such Participant has received on account of his excess Salary Deferral Contributions shall be forfeited and any such forfeited amounts shall be treated as a Matching Contribution, made pursuant to Section 4.01(b), and reallocated, pursuant to Section 6.02, to the Matching Contribution Accounts of Participants who are eligible to share in Matching Contributions.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                 ARTICLE VIII

        MAXIMUM LIMITATIONS ON DEFERRALS, CONTRIBUTIONS AND ALLOCATIONS
        ---------------------------------------------------------------

     Sec. 8.01  Definitions.  For purposes of this Article VIII, the following
                -----------
terms shall have the following definitions:

          (a) "Actual Deferral Percentage" shall mean the ratio (expressed as a percentage) of Salary Deferral Contributions (excluding any Salary Deferral Contributions that are (1) taken into account in determining the Contribution Percentage described in Section 8.01(f), (2) distributed to an Employee who is not a Highly Compensated Employee pursuant to a deemed claim for distribution under Section 7.05(d), or (3) returned to the Participant under Section 8.02), Profit Sharing Contributions and, at the election of the Employer, Matching Contributions, made on behalf of the Employee for the Plan Year to the Employee's Statutory Compensation for the Plan Year. The Actual Deferral Percentage of a Highly Compensated Employee who is a Participant under this Plan and who has made elective deferrals under any other qualified cash or deferred arrangement maintained by the Employer or an Affiliated Company pursuant to section 401(k) of the Code shall be the sum of his deferral percentages under all such plans (excluding plans that are not permitted to be aggregated under Treas. Reg. (S)1.401(k)-1(b)(3)(ii)(B)).

          (b)  "Anniversary Date" shall mean the first day of the Plan Year.

          (c) "Annual Addition" shall mean, for any Limitation Year, the sum of:

               (1) Employer contributions (including Matching Contributions and Salary Deferral Contributions other than Salary Deferral Contributions distributed under Section 7.05(d)) allocated to the Participant's Account;

               (2) Participant Contributions (including Voluntary Participant Contributions) allocated to the Participant's Account;

               (3)  forfeitures reallocable to the Participant's Account; and

               (4) amounts described in section 415(l)(1) (relating to contributions allocated to individual medical

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     accounts which are part of a pension or annuity plan) and 419A(d)(2) (relating to post-retirement medical or life insurance benefit accounts for Key Employees) of the Code.

          For the purposes of this Section 8.01(c)(4), contributions to any qualified defined contribution plan sponsored by the Employer or by an Affiliated Company, and any forfeitures reallocated under any such plan, shall be considered to be contributions or reallocable forfeitures, as the case may be, under the Plan. Anything contained in this Section to the contrary notwithstanding, a Participant's contributions pursuant to Section 5.05 (restoration contributions) or like contribution to any plan aggregated with the Plan under the preceding sentence, or any contribution received by this Plan or any such other plan that represents a rollover of a distribution received from another plan shall not be considered a Participant contribution for the purposes of this Section.

          (d) "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of Employees in a specified group.

          (e) "Average Contribution Percentage" shall mean the average (expressed as a percentage) of the Contribution Percentages of Employees in a group.

          (f) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the sum of Company Matching Contributions to the extent such contributions constitute a matching contribution within the meaning of section 401(m)(4)(A) of the Code, and Voluntary Participant Contributions on behalf of the Employee for the Plan Year to the Employee's Statutory Compensation for the Plan Year. For purposes of determining the Contribution Percentage, the Employer or the Plan Administrator may take into account, in accordance with Treasury regulations, Salary Deferral Contributions but only to the extent necessary to satisfy the Average Contribution Percentage test, and only to the extent that the Plan continues to satisfy the Average Actual Deferral Percentage test without taking such Contributions into account.

          (g)  "Defined Benefit Fraction" shall be a fraction,

               (1) the numerator of which is the sum of the projected annual benefits of the Participant under all defined benefit pension plans qualified under section 401(a) of the Code and sponsored by the Company and all

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     Affiliated Companies (as of the close of the Limitation Year), and

               (2) the denominator of which is the lesser of (1) 1.25 multiplied by the dollar limitation in effect under section 415(b)(1)(A) of the Code as to such Limitation Year, or (2) the product of (i) 1.4, multiplied by (ii) the amount which may be taken into account under subsection 415(b)(1)(B) of the Code with respect to such individual under the Plan for such Limitation Year.

               (3) If the Plan is a Super Top-Heavy Plan, or if the Plan is a Top-Heavy Plan (but not a Super Top-Heavy Plan) and fails to meet the safe harbor rules in Section 13.04 of the Plan, "1.0" shall be substituted for "1.25" in Subsection (b) of this Section.

          (h)  "Defined Contribution Fraction" shall be a fraction,

               (1) the numerator of which is the sum of the Annual Additions to the Participant's Account as of the close of the Limitation Period of reference, treating as an Annual Addition under the Plan all amounts which satisfy the definition of Annual Addition hereunder but which were accumulated under any other defined contribution plan qualified under section 401(a) of the Code and sponsored by the Company or any Affiliated Company, and

               (2) the denominator of which is the sum of the denominator increments (as of the close of the Limitation Year) for all of the Participant's years of service with the Company or any Affiliated Company, where the denominator increment for each such year of service is the lesser of (1) the product determined by multiplying 1.25 by the dollar limitation in effect under section 415(c)(1)(A) of the Code for such year of service (determined without regard to subsection 415(c)(6) of the Code), or (2) the product determined by multiplying 1.4 by the amount which may be taken into account under subsection 415(c)(1)(B) of the Code (or subsections 415(c)(7), if applicable) with respect to such individual for such year.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

               (3) If the Plan is a Super Top-Heavy Plan, or if the Plan is a Top-Heavy Plan (but not a Super Top-Heavy Plan) and fails to meet the safe harbor rules in Section 13.04 of the Plan, "1.0" shall be substituted for "1.25" in Subsection (b) of this Section.

          (i) "Highly Compensated Employee" shall be defined in a manner consistent with section 414(q) of the Code and the regulations promulgated thereunder and shall mean as follows:

               (1) The term "Highly Compensated Employee" generally means any employee who, during the Plan Year or the preceding Plan Year:

                    (A)  was at any time a Five-percent Owner;

                    (B) received Statutory Compensation from the Employer or an Affiliated Company in excess of $75,000;

                    (C) received Statutory Compensation from the Employer or an Affiliated Company in excess of $50,000 and was in the top-paid group of employees for such Plan Year; or

                    (D)  was at any time an officer and received
          Statutory Compensation greater than 50 percent of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year.

               (2) In the case of the Plan Year for which the relevant determination is being made, an employee not described in paragraph (B), (C), or (D) of Subsection (1) for the preceding Plan Year (without regard to this Subsection) shall not be treated as described in paragraph (B), (C), or (D) of Subsection
     (1) unless such employee is a member of the group consisting of the 100 employees paid the greatest Statutory Compensation during Plan Year the year for which such determination is being made.

               (3) An employee is in the top-paid group of employees for any Plan Year if such employee is in the group consisting of the top 20 percent of the employees

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     when ranked on the basis of Statutory Compensation paid during such Plan Year.

               (4) For purposes of paragraph D of Subsection (1), no more than 50 employees (or, if lesser, the greater of 3 employees or 10 percent of the employees) shall be treated as officers, and if for any Plan Year no officer is described in such paragraph, the highest paid officer for such Plan Year shall be treated as described in such paragraph.

               (5) For purposes of determining the number of employees in the top paid group, the following employees shall be excluded:

                    (A) employees who have not completed 6 months of service;

                    (B) employees who normally work less than 17 1/2 hours per week;

                    (C) employees who normally work during not more than 6 months during any year;

                    (D)  employees who have not attained age 21; and

                    (E) except to the extent provided in regulations, employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the employer.

               (6) If any individual is a member of the family of a Five-percent Owner or of a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest Statutory Compensation during the Plan Year, such individual shall not be considered a separate employee, and any Statutory Compensation paid to such individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the Five-percent Owner or Highly Compensated Employee. The term "family" shall mean, with respect to any employee, such employee's spouse

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     and lineal ascendant or descendants and the spouses of such lineal ascendants or descendants.

               (7) A former employee shall be treated as a Highly Compensated Employee, if such employee was a Highly Compensated Employee when such employee separated from service or at any time after attaining age 55.

               (8) Employees who are nonresident aliens and who receive no earned income (within the meaning of section 911(d)(2) of the Code) from the employer which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) shall not be treated as employees for purposes of this Subsection.

          (j) "Limitation Year" shall mean the Plan Year unless a different "Limitation Year" is designated by the Board of Directors by resolution.

          (k) "Nonhighly Compensated Employee" shall mean any Employee who is not a Highly Compensated Employee.

     Sec. 8.02  Annual Additions Limitations.
                ----------------------------

          (a)  Primary Limitation.  In no event shall the Annual Addition to a
               ------------------
Participant's Account for any Limitation Year exceed the lesser of:

               (1) $30,000 (or, if greater, one-fourth of the defined benefit dollar limit set forth in section 415(b)(1) of the Code as in effect for the Limitation Year), or

               (2) twenty-five percent (25%) of such Participant's Statutory Compensation for the Limitation Year.

          The limitation referred to in Section 8.02(a)(2) shall not apply to any contribution for medical benefits within the meaning of section 419(A)(f)(2) of the Code after separation from service which is otherwise treated as an Annual Addition, or to any amount otherwise treated as an Annual Addition under section 415(l)(1) of the Code.

          (b)  Secondary Limitation.  In no event shall the amount allocated to
               --------------------
the Account of any Participant for any

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

Limitation Year cause the sum of the Defined Contribution Fraction and the Defined Benefit Fraction, as such terms are defined in section 415 of the Code, to exceed 1.0, or such other limitation as may be applicable under section 415 of the Code with respect to any combination of qualified plans without disqualification of any such plan.

          (c)  Manner of Conformance.  In the event that the amount tentatively
               ---------------------
available for allocation to the Account of any Participant in any Limitation Year exceeds the maximum amount permissible hereunder, there shall first be returned to the Participant such portion of the Participant's contributions, with income thereon, made during such Limitation Year to the Plan and any other plan as is necessary to reduce the Annual Additions to his Account to the maximum allowable hereunder. If further reduction in the amount allocable to the Participant's Account is required, the Participant's share of Employer contributions for that Limitation Year shall be reduced to the extent necessary to result in conformity to the limitations expressed herein. To the extent a Participant's Salary Deferral Contributions are reduced pursuant to this Section 8.02(c), such Salary Deferral Contributions, with income thereon, shall be returned to the Participant as soon as administratively practicable. The Plan Administrator shall have full authority to take whatever corrective measures may be necessary, including retroactive adjustment of Account balances, in order to ensure compliance with the requirements of this Section and the underlying requirements of section 415 of the Code.

     Sec. 8.03  Salary Deferral Nondiscrimination Provisions.
                --------------------------------------------

          (a)  For any Plan Year:

               (1) The Average Actual Deferral Percentage for Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Employees who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

               (2) The Average Actual Deferral Percentage for Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Employees who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Actual Deferral Percentage for Employees who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Employees who are Nonhighly Compensated Employees by more than two (2) percentage points

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

          (b) For purposes of determining the Actual Deferral Percentage of an Employee who is a Highly Compensated Employee under Section 8.01(i)(1)(A) or
Section 8.01(i)(1)(C), the Salary Deferral Contributions and Statutory Compensation of such a Highly Compensated Employee shall include the Salary Deferral Contributions and Statutory Compensation of family members (as defined in Section 8.01(i)(6)), and such family members shall be disregarded in determining the Average Actual Deferral Percentage for Employees who are Nonhighly Compensated Employees.

          (c) The determination and treatment of the Salary Deferral Contributions, and Actual Deferral Percentage of any Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

          (d) In the event that the Plan satisfies the requirements of section 410(b) of the Code (other than section 410(b)(2)(A)(ii) of the Code) only if aggregated with one or more other plans of the Employer or an Affiliated Company, or if one or more other plans of the Employer or an Affiliated Company satisfy the requirements of section 410(b) of the Code only if aggregated with the Plan, than Sections 8.03, 8.04 and 8.05 shall be applied as if all such plans were a single plan.

     Sec. 8.04  Limitations on Matching and Participant Voluntary Contributions.
                ---------------------------------------------------------------

          (a)  For any Plan Year:

               (1) The Average Contribution Percentage for Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Employees who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

               (2) The Average Contribution Percentage for Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Employees who are Nonhighly Compensated Employees for the Plan Year multiplied by two (2), provided that the Average Contribution Percentage for Employees who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Employees who are Nonhighly Compensated Employees by

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

          (b) For purposes of this Article VIII, the Contribution Percentage for any Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Matching Contributions, Participant Voluntary Contributions or Salary Deferral Contributions allocated to his account under two or more plans described in section 401(a) of the Code or arrangements described in section 401(k) of the Code that are maintained by the Company or an Affiliated Company shall be determined as if all Matching Contributions, Participant Voluntary Contributions and Salary Deferral Contributions were made under a single plan.

          (c) In the event that the Plan satisfies the requirements of section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of section 410(b) of the Code only if aggregated with the Plan, then this Section shall be applied by determining the Contribution Percentages of Employees as if all such plans were a single plan.

          (d) For purposes of determining the Contribution Percentage of an Employee who is Highly Compensated Employee under Section 8.01(i)(1)(A) or
Section 8.01(i)(1)(C), the Matching Contributions, Voluntary Participant Contributions and Statutory Compensation of such a Highly Compensated Employee shall include the Matching Contributions, Voluntary Contributions, and Statutory Compensation of family members (as defined in Section 8.01(i)(6)), and such family members shall be disregarded in determining the Average Contribution Percentage for Employees who are Nonhighly Compensated Employees.

          (e) In the event that the Average Contribution Percentage for Employees who are Highly Compensated Employees exceeds the amount permissible under Subsection (a) hereof, then, prior to the closing of the following Plan Year, such excess amounts (and to the extent required any income allocable thereto) shall, in accordance with procedures to be developed by the Plan Administrator and consistent with the requirements of sections 401(m)(b) of the Code, be distributed to the appropriate Participants, notwithstanding any other provision herein.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

          (f) The determination and treatment of the Contribution Percentage of any Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     Sec. 8.05  Limitation on Use of Percentage Tests.  For any Plan Year, the
                -------------------------------------
sum of the Average Actual Deferral Percentages and the Average Contribution Percentage for all Participants who are Highly Compensated Employees shall not exceed the sum of (a) and (b) where:

          (a) is the product of 1.25 and the greater of (1) the Average Actual Deferral Percentage for all Participants who are Non-Highly Compensated Employees; or (2) the Average Contribution Percentage for all Participants who are Non-Highly Compensated Employees; and

          (b) is the product of 2.0 and the lesser of (1) or (2) above; provided, however, that in no event shall this amount exceed the lesser of (1) or (2) above by more than two percentage points.

     If the limitation in this Section is not met, the Average Actual Deferral Percentage or the Average Contribution Percentage of Highly Compensated Employees, as determined by the Committee, shall be reduced until such limitation is met.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                  ARTICLE IX

        INVESTMENT AND VALUATION OF TRUST FUND; MAINTENANCE OF ACCOUNTS
        ---------------------------------------------------------------


     Sec. 9.01  Investment of Assets.  All existing assets of the Trust Fund and
                --------------------
all future contributions shall be invested by the Trustee in accordance with the terms of the Plan and Trust Agreement (as well as any other contract or agreement entered into by the Company with respect to the investment of the Trust Fund). The Company, in its sole discretion, may from time to time establish Investment Funds of different types or modify, cease to offer or eliminate any existing Investment Funds. Anything contained in this Section 9.01 to the contrary notwithstanding, all or any part of the Trust Fund (or any of the Investment Funds thereunder, effective as of April 1, 1993) may be held and invested by one or more Investment Managers appointed by the Company or under one or more pooled or commingled funds maintained by a bank, trust company (effective as of April 1, 1993), or insurance company, (including Eagle Trust Company effective as of April 1, 1993), together with commingled assets of other plans of deferred compensation qualified under section 401(a) of the Code. Effective as of April 1, 1993, the assets invested in any such pooled or commingled funds shall be subject to all of the provisions of the instruments establishing such funds, and such instruments as they may be amended from time to time are hereby incorporated and made a part of the Plan and Trust Agreement as if fully set forth in such documents. A portion of the Trust Fund, as determined by the Company may be held in the form of uninvested cash or in a liquid asset account for temporary periods pending reinvestment or distribution.

     Sec. 9.02  Investment Funds.  Effective as of April 1, 1993, the Trust Fund
                ----------------
is comprised of the following Investment Funds:

          (a)  Fund A.  This fund invests in a pooled fund consisting of
               ------
insurance company guaranteed investment contracts.

          (b)  Fund B.  This fund invests in a mutual fund which invests in
               ------
corporate and government bonds to provide current income while limiting volatility and preserving capital.

          (c)  Fund C.  This fund invests exclusively in Company Stock and is
               ------
credited with dividends paid thereupon; provided, however, that this fund shall not be available for new investments on or after January 1, 1990.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

          (d)  Fund D.  This fund invests in a mutual fund which invests
               ------
primarily in common stock to provide long-term growth.

          (e)  Fund E.  This fund invests in a mutual fund which invests
               ------
primarily in income-producing common stock to provide current income and moderate capital appreciation.

          (f)  Fund F.  This fund invests in a mutual fund which invests
               ------
primarily in common stocks to primarily provide capital appreciation and secondarily provide dividend income.

          (g)  Fund G.  This fund invests in a mutual fund which invests in the
               ------
common stock of smaller companies to provide long-term capital appreciation.

          (h)  Fund H.  This fund invests in a collective fund which invests in
               ------
the common stock of non-United States companies to provide diversification and long-term capital growth.

     Sec. 9.03 Investment Direction by Participants.
               ------------------------------------

          (a)  Initial Investment Direction.  Each Participant upon becoming
               ----------------------------
such shall direct in writing on a form and at the time or times prescribed by the Plan Administrator, the investment of his contributions and any Employer contributions, in any one or more of the available Investment Funds, subject to such limitations as the Plan Administrator may prescribe.

          (b)  Change of Election.  A Participant may change his investment
               ------------------
direction with respect to the investment of his future Salary Deferral Contributions, Voluntary Participant Contributions and Matching Contributions and Profit-Sharing Contributions, effective as of the first payroll period ending after any Election Date and effective as of April 1, 1993, at any time by filing a new election with the Plan Administrator on such form as the Plan Administrator may prescribe. Any such change shall take effect as soon as practicable following the date the election is made, subject to any restrictions prescribed by the Plan Administrator.

          (c)  Transfers Between Investment Funds.  A Participant may elect to
               ----------------------------------
transfer all or a portion of his interest in any Investment Fund to any other Investment Fund effective as of any Election Date and effective as of April 1, 1993, at any time by filing a transfer election with the Plan Administrator in such form as the Plan Administrator may prescribe. Any such transfer shall take effect as soon as practicable following the date the election is made; provided, however, that amounts may not be

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

transferred between Fund A and Fund B; and, provided that transfers shall be subject to such further limitations and restrictions as may be imposed by the Plan Administrator or any insurance company contract or other instrument governing investments in any Investment Fund; and provided further that amounts attributable to a Participant's ESOP Account shall not be subject to the foregoing transfer provisions. As of April 1, 1993 the ESOP portion of the Plan shall be terminated.

     Sec. 9.04  Individual Accounts.  There shall be maintained on the books of
                -------------------
the Plan with respect to each Participant, as applicable, a Salary Deferral Account, Voluntary Participant Contribution Account, Matching Contribution Account, Profit-Sharing Account and, if applicable, an IRA Account and an ESOP Account. As of April 1, 1993 the ESOP potion of the Plan shall be terminated. Each such Account shall separately reflect the Participants' interest in each Investment Fund relating to such Account. Each Participant shall receive, at least annually, a statement of his Accounts showing the balances in each Investment Fund.

     Sec. 9.05  Valuations.  The Trust Fund shall be valued by the Trustee, or
                ----------
such other person or person as the Trustee may select, at fair market value as of each Valuation Date.

     Sec. 9.06  Adjustment of Individual Accounts.  The Accounts of each
                ---------------------------------
Participant shall be adjusted as of each Valuation Date by first (i) reducing such Accounts by any payments made therefrom since the preceding Valuation Date, and then (ii) increasing or reducing such Account by the Participant's allocable share of the net amount of income, gains and losses (realized and unrealized) and expenses of such applicable Investment Fund since the preceding Valuation Date, and lastly (iii) crediting such Accounts with any contributions made thereto since the preceding Valuation Date.

     Sec. 9.07  Accounts Pending Distribution.  Unless the Plan Administrator
                -----------------------------
expressly provides for the crediting of investment results up to the Benefit Commencement Date (and then only if practicable under any investment contract or other relevant funding vehicle where a distribution is to be made as of a particular Valuation Date), there shall be no adjustment in the amount to be distributed by reason of the passage of time or investment experience of the Participants' Accounts between the Valuation Date as of which the amount of such distribution is determined and the Benefit Commencement Date. Therefore, the balance in the Account of any Participant ordinarily shall not be adjusted to reflect interest, dividends, investment gains or

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

losses or general expenses of the Fund relating to the period prior to the Benefit Commencement Date and subsequent to the immediately preceding Valuation Date.

     Sec. 9.08  Treatment of IRA Accounts and ESOP Accounts.  Any IRA Account
                -------------------------------------------
maintained hereunder for a Participant shall be treated for all Plan purposes, including investment direction, vesting and distribution rights, the same as a Voluntary Participant Contribution Account. Any ESOP Account maintained hereunder for a Participant shall be treated for all Plan purposes, other than investment direction, but including vesting and distribution rights, the same as a Profit-Sharing Account. Any ESOP account shall be invested entirely 100% in the Common Stock Fund.

     Sec. 9.09  Special ESOP Distribution and Payment Requirements.
                --------------------------------------------------

     (a)  In General.  This Section 9.09 shall apply to Company Stock held in
          ----------
the ESOP Account and shall not eliminate any form or time of distribution otherwise available under the Plan.

     (b)  Time of Distribution.  Notwithstanding any other provision of the
          --------------------
Plan, other than such provisions as require the consent of the Participant and the Participant's Spouse to a distribution with a present value in excess of $3,500, a Participant may elect to have the portion of the Participant's ESOP Account attributable to Employer Securities acquired by the Plan after December 31, 1986, distributed as follows:

          (1) If the Participant separates from service by reason of the attainment of Normal Retirement Age, death, or disability, the distribution of such portion of the Participant's account balance will begin not later than one year after the close of the Plan Year in which such event occurs unless the Participant otherwise elects under the provisions of the Plan other than this Section 9.09.

          (2) If the Participant separates from service for any reason other than those enumerated in paragraph (i) above, and is not reemployed by the Employer at the end of the fifth Plan Year following the Plan Year of such separation from service, distribution of such portion of the Participant's account balance will begin not later than one year after the close of the fifth Plan Year following the Plan Year in which the Participant separated from service unless the Participant otherwise elects under the provisions of the Plan other than this Section 9.09.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

          (3) If the Participant separates from service for a reason other than those described in paragraph (i) above, and is employed by the Employer as of the last day of the fifth Plan Year following the Plan Year of such separation from service, distribution to the Participant, prior to any subsequent separation from service, shall be in accordance with terms of the Plan other than this Section 9.09.

This Section 9.09 shall not apply to any Company Stock held in the ESOP Account acquired with the proceeds of a loan described in section 404(a)(9) of the Code until the close of the Plan Year in which such loan is repaid in full.

     (c)  Period for Payment.  Distributions required under this Section 9.09
          ------------------
shall be made in substantially equal annual payments over a period of five years unless the Participant otherwise elects under provisions of the Plan other than this Section 9.09. In no event shall such distribution period exceed the period permitted under section 401(a)(9) of the Code.

     (d)  Determination of Amount Subject to Special Distribution and Payment
          -------------------------------------------------------------------
Requirements.  The portion of a Participant's ESOP Account balance attributable
------------
to Employer Securities which was acquired by the Plan after December 31, 1986, shall be determined by multiplying the number of shares of such stock held in the account by a fraction, the numerator of which is the number of shares acquired by the Plan after December 31, 1986, and allocated to Participants' ESOP Account (not to exceed the number of shares held by the Plan on the date of distribution) and the denominator of which is the total number of such shares held, in the Participant's ESOP Account at the date of the distribution.

     9.10  Put Option Requirements
           -----------------------

          (a)  In General.  This Section 9.10 shall apply to distributions of
               ----------
Company Stock held in the ESOP Account which is acquired after December 31, 1986, and shall not eliminate any time or form of distribution otherwise available under the Plan.

          (b)  Put Option Payment.  Notwithstanding any other provisions of the
               ------------------
Plan regarding a Participant's right to exercise a put option, in the case of a distribution of Company Stock held in the ESOP Account which is not readily tradeable on an established securities market, the Plan shall provide the Participant with a put option that complies with the requirements of section 409(h) of the Code. Such put option shall provide that if a Participant exercises the put option, the Employer, or

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

the Plan if the Plan so elects, shall repurchase such stock as follows:

               (1) If the distribution constitutes a total distribution within the meaning of section 409(h)(5) of the Code, payment of the fair market value of a Participant's ESOP Account balance shall be made in five substantially equal annual payments. The first installment shall be paid not later than 30 days after the Participant exercises the put option. The Plan will pay a reasonable rate of interest and provide adequate security on amounts not paid after 30 days.

               (2) If the distribution does not constitute a total distribution (as defined in (i) above), the Plan shall pay the Participant an amount equal to the fair market value of the Company Stock repurchased no later than 30 days after the Participant exercises the put option.

     9.11  Diversification of Investments
           ------------------------------

          (a)  Election By Qualified Participant.  Each Qualified Participant
               ---------------------------------
shall be permitted to direct the Plan as to the investment of 25 percent of the value of the Participant's account balance attributable to Company Stock held in the ESOP Account which was acquired by the Plan after December 31, 1986, within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period. Within 90 days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant may direct the Plan as to the investment of 50 percent of the value of such account balance.

          (b)  Method of Directing Investment.  The Participant's direction
               ------------------------------
shall be provided to the Plan Administrator in writing; shall be effective no later than 180 days after the close of the Plan Year to which the direction applies; and shall specify which, if any, of the options set forth in Section 9.11(c) the Participant selects.

          (c)  Investment Options.
               ------------------

               (1) At the election of the Qualified Participant, the Plan shall distribute (notwithstanding section 409(d) of the Code) the portion of the Participant's Account that is covered by the election within 90 days after the last day of the period during which the election can be made. Such distribution shall be subject to such requirements of the

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     Plan concerning put options as would otherwise apply to a distribution of Company Stock held in the ESOP Account from the Plan. This Section 9.11(c) shall apply notwithstanding any other provision of the Plan other than such provisions as require the consent of the Participant and the Participant's Spouse to a distribution with a present value in excess of $3,500. If the Participant and the Participant's Spouse do not consent, such amount shall be retained in this Plan.

               (2) In lieu of distribution under Section 9.11, the Qualified Participant who has the right to receive a cash distribution under Section
     9.11 may direct the Plan to transfer the portion of the Participant's Account that is covered by the election to another qualified plan of the Employer which accepts such transfers, provided that such plan permits employee-directed investment and does not invest in Employer stock to a substantial degree. Such transfer shall be made no later than ninety days after the last day of the period during which the election can be made.

               (3) If the Plan is a TCESOP, any distribution or transfer under this Section 9.11(c) shall be made first from Employer Securities allocated to the Participant's account at least 84 months before the month in which the distribution or transfer occurs.

          (d)  Determination of Amount Subject to Diversification Requirements.
               ---------------------------------------------------------------
The portion of a Participant's ESOP Account attributable to Company Stock which was acquired by the Plan after December 31, 1986, shall be determined by multiplying the number of shares of such stock held in the account by a fraction, the numerator of which is the number of shares acquired by the Plan after December 31, 1986, and allocated to Participants' ESOP Account (not to exceed the number of shares held in the ESOP Account on the date the individual becomes a Qualified Participant) and the denominator of which is the total number of shares held by the Plan at the date the individual becomes a Qualified Participant.

     9.12  Voting Rights of Participants.  Notwithstanding any other provision
           -----------------------------
of the Plan, if the Plan has any class of securities which is not a registration-type class of securities (as defined in section 409(e)(4) of the Code), a Participant shall be entitled to direct the Trustee as to the manner in which voting rights will be exercised with respect to any corporate matter which involves the voting of such shares allocated to the

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

Participant's ESOP Account with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as may be prescribed in Treasury regulations.

     9.13  Independent Appraiser.  All valuations of Company Stock which are not
           ---------------------
readily tradable on an established securities market with respect to activities carried on by the Plan shall be made by an independent appraiser meeting requirements similar to those contained in Treasury regulations under section 170(a)(1) of the Code.

     9.14  Definitions.  For purposes of this Article X, the following
           -----------
definitions shall apply:

          (a) "Qualified Participant" shall mean a Participant who has attained age 55 and who has completed at least 10 years of participation.

          (b) "Qualified Election Period" shall mean the five Plan Year period beginning with the later of (i) the Plan Year after the Plan Year in which the Participant attains age 55; or, (ii) the Plan Year after the Plan Year in which the Participant first becomes a Qualified Participant.

     9.15  ESOP Termination.  Notwithstanding the foregoing, effective as of
           ----------------
April 1, 1993, the ESOP was terminated and the foregoing provisions shall not apply to the extent permitted by law.

     9.16  Fiduciary Responsibility.
           ------------------------

          (a) Effective as of January 1, 1994, this Plan is intended to constitute a plan described in section 404(c) of ERISA, and Title 29 of the Code of Federal Regulations (S)2550.404c-1. Neither the Company, an Employer, the Plan Administrator, the Trustee nor any other Plan fiduciary shall be liable for any losses which are the result of investment instructions provided by any Participant, Beneficiary or Alternate Payee.

          (b) The Plan Administrator is hereby designated as the fiduciary for ensuring that (1) procedures are maintained by the Plan to safeguard the confidentiality of information relating to the purchase, holding, and sale of Company Stock and the exercise of voting, tender and similar rights with respect to Company Stock by Participants, Beneficiaries and Alternate Payees, (2)

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

the procedures described in (1) are sufficient to maintain confidentiality, except to the extent necessary to comply with federal law or state laws not preempted by ERISA, and (3) an independent fiduciary is appointed to carry out activities relating to any situations involving a potential for undue Employer influence upon Participants, Beneficiaries, or Alternate Payees with regard to the direct or indirect exercise of shareholder rights.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                   ARTICLE X

                       VESTING AND BENEFIT DISTRIBUTIONS
                       ---------------------------------


     Sec. 10.01  Vesting.  All Participants shall, at all times, be fully (100%)
                 -------
vested in their respective Accounts under the Plan.

     Sec. 10.02  Retirement and Disability Benefits.  The Plan benefit of a
                 ----------------------------------
Participant who terminates employment with the Employer on account of his retirement on his Early Retirement Date or on or after his Normal Retirement Date or on account of his Total Disability shall be equal to one hundred percent (100%) of the balance of his Accounts, determined as of the Valuation Date coincident with or next following such retirement or termination of employment, or, if later, the Valuation Date immediately preceding his Benefit Commencement Date. Such benefit shall be payable to the Participant as soon as practicable after the Valuation Date first above mentioned; provided, however, that in the
                                                          -------
case of a Participant whose vested Account balance exceeds $3,500, no distribution shall be made prior to his Normal Retirement Date without the consent of such Participant. The form of payment of such benefit shall be determined in accordance with the applicable provisions of Article XI.

     Sec. 10.03  Death Benefits.
                 --------------

          (a)  Pre-Distribution Death Benefit.  In the event of a Participant's
               ------------------------------
death prior to his Benefit Commencement Date, his Beneficiary shall be entitled to receive a death benefit equal to one hundred percent (100%) of the balance of his Accounts, determined as of the Valuation Date coincident with or next following his date of death, or, if later, the Valuation Date immediately preceding the Benefit Commencement Date with respect to such benefit. Such death benefit shall be payable to the Participant's Beneficiary as soon as practicable after the Valuation Date first mentioned above, unless, subject to
Section 10.07, the Participant had elected or his Beneficiary elects a later Benefit Commencement Date or a later Benefit Commencement Date is required by the applicable provisions of this Article X. The form of payment of such death benefit also shall be determined in accordance with the applicable provisions of
Article XI.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     Sec. 10.04  Benefits Upon Termination of Employment.  The Plan benefit
                 ---------------------------------------
payable to a Participant upon such Participant's termination from employment with the Employer (and all Affiliated Companies) for reasons other than those specified in Sections 10.02 and 10.03, shall be equal to the vested portion of the balance of his Account, determined as of the Valuation Date coincident with or next following such termination of employment, or, if later, the Valuation Date immediately preceding his Benefit Commencement Date. Such benefit shall be payable to the Participant as soon as practicable after the Valuation Date first above mentioned; provided, however, that in the case of a Participant whose
                 -----------------
Account balance exceeds $3,500, no distribution shall be made prior to his Normal Retirement Date without the consent of such Participant. The form of the benefit payable under this Section 10.04 shall be determined in accordance with the applicable provisions of Article XI.

     Sec. 10.05  In-Service Distributions.  Subject to the provisions of Section
                 ------------------------
10.06, a Participant may make withdrawals from his Account while he is employed by an Employer or an Affiliated Company, as follows:

          (a)    Voluntary Participant Contribution Account.  A Participant may
                 ------------------------------------------
withdraw all or a portion of the balance of his Voluntary Participant Contribution Account.

          (b)    Salary Deferral Account.  A Participant may withdraw all or a
                 -----------------------
portion of the balance of his Salary Deferral Account or his Rollover Account upon attaining age 59 1/2.

          (c)    Hardship Withdrawals. A Participant may withdraw, subject to
                 -------- -----------
the consent of the Plan Administrator and pursuant to the guidelines established in Section 10.07, all or a portion of the balance of his Salary Deferral Account or his Rollover Account on account of the financial hardship of the Participant.

     Sec. 10.06  Rules and Regulations Regarding In-Service Distributions.  In-
                 --------------------------------------------------------
service distributions pursuant to Section 10.05 shall be subject to the following additional rules and restrictions:

          (a) All in-service withdrawals shall be made by filing a written request with the Plan Administrator on such form and at such times as the Plan Administrator may prescribe. Except as otherwise permitted by the Plan Administrator, a withdrawal shall be effective as of the first Valuation Date which occurs after the date such written request is received by the Plan Administrator, and payment of the amount withdrawn shall be made

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

as soon as practicable thereafter. Hardship withdrawals shall, to the extent the Plan Administrator determines necessary, be made effective and paid out sooner and shall be based on such Participant's Account balance as of the most recent Valuation Date in such manner as the Plan Administrator shall provide.

          (b) A Participant may make no more than one (1) withdrawals pursuant to Section 10.05 during any Plan Year; provided that (i) any withdrawals made pursuant to Section 10.05(c) shall not be subject to such limitation, and (ii) a simultaneous withdrawal of amounts pursuant to the various Subsections of
Section 10.05 shall be deemed to be a single withdrawal.

          (c)  All withdrawals shall be paid in a lump-sum cash payment.

          (d) All withdrawals shall be deemed to be made from the Investment Funds in which the affected Accounts of the Participant are then invested as elected by the Participant.

          (e) Any withdrawal by a Participant who has a spouse shall require spousal consent in the same manner as is provided in Section 10.08(c).
Effective January 1, 1994, no spousal consent shall be required for any withdrawal by a Participant, unless the Participant has a spouse and has elected to receive benefits in a life annuity form (as described in Section 11.02(a),(b), or (c)) upon termination of employment. Any such spousal consent so required shall be made in the same manner as provided in Section 10.08(c).

     Sec. 10.07  Hardship Distribution Guidelines.  The Plan Administrator shall
                 --------------------------------
determine whether a distribution can be made on account of the financial hardship of a Participant based on whether there is an immediate and heavy financial need of the Participant and whether the distribution is necessary to satisfy such financial need.

          (a) In general, whether a financial need of a Participant requesting a distribution on account of financial hardship is immediate and heavy will be determined by the Plan Administrator on the basis of all relevant facts and circumstances. Notwithstanding the previous sentence, the Plan Administrator shall always determine that a distribution is on account of an immediate and heavy financial need of a Participant when the distribution is on account of:

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

               (1) expenses for medical care described in section 213(d) of the Code incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in section 152 of the Code) or necessary for such individuals to obtain the medical care described in section 213(d) of the Code;

               (2) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

               (3) the payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, the Participant's children or any dependents of the Participant (as defined in section 152 of the Code); or

               (4) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the employee's principal resident.

     This listing automatically shall be expanded, without the necessity of any amendment of this Subsection, to include additional situations upon publication by the Commissioner of Internal Revenue of revenue rulings, notices and other documents of general applicability expanding the listing in Treasury Regulation section 1.401(k)-1(d)(2)(i)(B) of situations deemed to be on account of immediate and heavy financial needs.

          (b) In general, whether a distribution is necessary to satisfy the financial need of a Participant will be determined by the Plan Administrator on the basis of all relevant facts and circumstances. However, the financial need for which the Participant is requesting a distribution could not reasonably be relieved through reimbursement or other compensation by insurance, reasonable liquidation of the employee's assets, cessation of Salary Deferral Contributions or Voluntary Participant Contributions, other distributions from the Plan or other plans maintained by the Employer or any other employer or by borrowing from other commercial sources on reasonable commercial grounds in an amount sufficient to satisfy the need. A Participant's resources shall also include the resources of the Participant's spouse and minor children, to the extent that these resources are reasonably available to the Participant. Notwithstanding the preceding three sentences, the Plan Administrator shall always determine that a distribution is

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

necessary to satisfy an immediate and heavy financial need of a Participant when all of the following requirements are satisfied:

               (1) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

               (2) the Participant has obtained all distributions, other than hardship distributions under the Plan, and all nontaxable loans currently available under all plans maintained by the Employer;

               (3) the Plan and all other plans that are or may be maintained by the Employer provide that the Participant's elective deferral and employee contributions will be suspended for at least twelve (12) months after the receipt of the hardship distribution, after which time the Participant may elect to make a new Salary Deferral election which shall become effective as of the first payroll period ending after the Election Date specified in the Salary Deferral election; and

               (4) for the taxable year immediately following the taxable year of the hardship distribution, the Plan and all other plans that are or may be maintained by the Employer provide that the Participant may not make salary reduction contributions in excess of the applicable limit under section 402(g) of the Code less the amount of the Participant's salary reduction contribution for the taxable year of the hardship distribution.

          (c) The Plan Administrator, in making its determination as to whether a Hardship Distribution shall be made, shall rely on the written representations of the Participant, unless the Plan Administrator or the Employer has actual knowledge to the contrary, and shall not be required to further investigate the Participant's financial situation in order to determine whether to make the distribution.

          (d) Any withdrawal by a Participant who has a spouse shall require spousal consent in the same manner as is provided in Section 10.08(c).
Effective January 1, 1994, no spousal consent shall be required for any hardship withdrawal by a Participant, unless the Participant has a spouse and has elected to receive benefits in a life annuity form (as described in Section 11.02(a),(b), or (c)) upon termination of employment.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

Any such spousal consent so required shall be made in the same manner as provided in Section 10.08(c).

     Sec. 10.08  Beneficiary Designation Right.
                 -----------------------------

          (a)  Spouse as Beneficiary.  The primary Beneficiary of each married
               ---------------------
Participant shall be his Spouse except to the extent that there is in force a consent to the designation of one or more Beneficiaries other than such Spouse, which consent is executed in the manner, and subject to the conditions, specified in Subsection (c) hereof.

          (b)  Beneficiary Designation Right.  Each unmarried Participant and
               -----------------------------
each married Participant whose spouse has consented to designation of persons or entities other than such spouse as Beneficiaries in accordance with the provisions of Subsection (a) hereof, shall have the right to designate one or more primary and one or more contingent Beneficiaries to receive any benefit becoming payable upon the Participant's death. All Beneficiary designations shall be in writing in form satisfactory to the Plan Administrator. Each Participant shall be entitled to change his Beneficiaries at any time and from time to time.

          In the event that the Participant fails to designate a Beneficiary to receive a benefit that becomes payable pursuant to the provisions of this Article, or in the event that the Participant is predeceased by all designated primary and secondary Beneficiaries, the death benefit shall be payable to the following classes of takers, each class to take to the exclusion of all subsequent classes, with all members of each class sharing equally:

               (1)  Spouse;

               (2) lineal descendants (including adopted and step-children), per stirpes;

               (3)  surviving parents (equally); and

               (4)  the Participant's estate.

          (c)  Form and Content of Spouse's Consent.  A spouse may consent to
               ------------------------------------
the designation of one or more Beneficiaries other than such spouse provided that such consent shall be in writing, and shall:

               (1)  acknowledge the effect of such consent;

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

               (2) be witnessed by a representative of the Plan or by a notary public; and

               (3) be subject to revocation in writing by such spouse at any time prior to the Participant's death.

     Sec. 10.09  Required Distribution Dates.  Anything contained in this
                 ---------------------------
Article X to the contrary notwithstanding, the Benefit Commencement Date for any Participant shall not be later than the April 1 of the calendar year next following the calendar year in which he attains age 70 1/2.

     Sec. 10.10  Domestic Relations Orders.
                 -------------------------

          (a)  Effect of Quadros.  All benefits provided under this Plan are
               -----------------
subject to the provisions of any "qualified domestic relations order" within the meaning of section 206(d)(3)(B) of ERISA (hereinafter referred to as a "Quadro") in effect with respect to the Participant at the Participant's Benefit Commencement Date, and are subject to diminution thereby. The person entitled to receive payments of benefits under the Plan pursuant to a Quadro is hereinafter referred to as an "Alternate Payee."

          (b)  Determination of Quadro Status.  Upon receipt of notification of
               ------------------------------
any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights of a spouse, former spouse, child, or other dependent of a Participant and which is made pursuant to a state domestic relations law (including a community property law) (herein referred to as a "domestic relations order"), the Plan Administrator shall (a) notify the Participant and any prospective Alternate Payee named in the order of the receipt and date of receipt of such domestic relations order and of the Plan's procedures for determining the status of the domestic relations order as a Quadro, and (b) within a reasonable period after receipt of such order, determine whether it constitutes a Quadro.

          (c)  Determination Period.  During any period in which the issue of
               --------------------
whether a domestic relations order is a Quadro is being determined (by the Plan Administrator, by a court of competent jurisdiction, or otherwise), the Plan Administrator shall segregate in a separate account in the Plan or in an escrow account held by a Trustee the amounts, if any which would have been payable to the Alternate Payee during such period if the order had been determined to constitute a Quadro, provided that,

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

if no payments would otherwise be made under the Plan to the Alternate Payee or to the Participant or a Beneficiary of the Participant while the status of the order as a Quadro is being determined, no segregation into a separate or escrow account shall be required. If a domestic relations order is determined to be a Quadro within eighteen (18) months of the date of its receipt by the Plan Administrator (or from the beginning of any other period during which the issue of its being a Quadro is being determined by the Plan Administrator), the Plan Administrator shall cause to be paid to the persons entitled thereto the amounts, if any, held in the separate or escrow account referred to above. If a domestic relations order is determined not to be a Quadro, or if the status of the domestic relations order as a Quadro is not finally resolved within such eighteen (18) month period, the Plan Administrator shall cause the separate or escrow account balance, with interest thereon, to be returned to the Participant's credit, or to be paid to the person or persons to whom such amount would have been paid if there had been no such domestic relations order, whichever is appropriate. Any subsequent determination that such domestic relations order is a Quadro shall be prospective in effect only.

          (d)  Provisions Relating to Alternate Payees.
               ---------------------------------------

               (1) Benefits payable to an Alternate Payee shall not continue beyond the lifetime of the Alternate Payee. In particular, no Alternate Payee shall have the right with respect to any benefit payable by reason of a Quadro to (A) designate a Beneficiary with respect to amounts becoming payable under the Plan, (B) elect a method of benefit distribution providing for benefits continuing beyond the Alternate Payee's lifetime,
     (C) provide survivorship benefits to a spouse or dependent of such Alternate Payee or to any other person, spouse, dependent or other person, or (D) transfer rights under the Quadro by will or by state law of intestacy.

               (2) None of the payments, benefits or rights of any Alternate Payee shall be subject to any claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Alternate Payee. No Alternate Payee shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he may

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                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     expect to receive, contingently or otherwise, under the Plan.

               (3) Alternate Payees shall not have any right to (A) borrow money under any Participant loan provisions under the Plan, (B) exercise any Participant investment direction rights or privileges under the Plan,
     (C) exercise any other election, privilege, option or direction rights of the Participant under the Plan except as specifically provided in the Quadro, or (D) receive communications with respect to the Plan except as specifically provided by law, regulation or the Quadro.

               (4) Each Alternate Payee shall advise the Plan Administrator in writing of each change or his name, address or marital status, and of each change in the provisions of the Quadro or of any circumstance set forth therein which may be material to the Alternate Payee's entitlement to benefits thereunder or the amount thereof. Until such written notice has been provided to the Plan Administrator, the Plan Administrator shall be
     (i) fully protected in not complying with, and in conducting the affairs of the Plan in a manner inconsistent with, the information set forth in notice, and (ii) required to act with respect to such notice prospectively only, and then only to the extent provided for in the Quadro. The Plan Administrator shall not be required to modify or reverse any payment, transaction or application of funds occurring before the receipt of any notice that would have affected such payment, transaction or application of funds, nor shall the Plan Administrator or any other party be liable for any such payment, transaction or application of funds.

               (5) Except as specifically provided for in the Quadro, an Alternate Payee shall have no right to interfere with the exercise by the Participant or by any Beneficiary of their respective rights, privileges and obligations under the Plan.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                  ARTICLE XI

                  METHODS AND TIMING OF BENEFIT DISTRIBUTIONS
                  -------------------------------------------


     Sec. 11.01  Form of Benefit Distribution.  All benefits payable under the
                 ----------------------------
Plan shall be distributed in the form of a single-sum distribution, unless the Participant requests in accordance with procedures established by the Plan Administrator that his benefit be distributed in any of the alternate modes of benefit distribution then permitted pursuant to Section 11.02.

     Sec. 11.02  Alternate Modes of Benefit Distribution.  With respect to any
                 ---------------------------------------
Participant who wishes to receive benefits in a form other than as a single-sum distribution, the Plan Administrator shall make available the following alternate modes of benefit distribution.

          (a) A Qualified Joint and Survivor Annuity provided for by the application of a designated amount of the vested Account balance of the Participant to the purchase of such an annuity with a surviving Spouse's benefit of at least fifty percent (50%) of the Participant's benefit, provided, however, that the Participant may instruct in writing prior to the purchase of such an annuity that a larger surviving Spouse's benefit be provided (up to a maximum of a one hundred percent (100%) surviving Spouse's benefit);

          (b) A single life annuity provided for by the application of a designated amount of the vested Account balance of the Participant to the purchase of such an annuity; provided, however, that a married Participant must have his Spouse consent to benefits in this form, pursuant to Section 11.03.

          (c) Such other standard form of annuity as may be purchased from a reputable insurance company.

          (d) Installment payout over a fixed period not to exceed the Participant's life expectancy at the Benefit Commencement Date, provided that
(1) the payments shall not be less frequently than annually, nor more frequent than monthly, (2) the payments shall be as nearly equal as practicable, (3) the Participant's unpaid Account balance shall continue to share in the investment activity of the Investment Fund or Funds in which the unpaid Account balance is invested, (4) the payments may be accelerated or commuted, at the discretion of the Plan Administrator, at any time (whether prior to or after the death of the Participant); and (5) should the Participant die during

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                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

the benefit payment period prior to the completion of benefit distributions, the remaining portion of his interest will be distributed to his designated Beneficiary at least as rapidly as under the method of distributions being used as of the date of his death.

     Sec. 11.03  Waiver of Qualified Joint and Survivor Annuity. In the event
                 ----------------------------------------------
that the Participant has elected to receive his benefit in either the optional modes provided in Sections 11.02(a), (b) or (c) the following provisions shall become effective:

          (a)  Participant's Waiver Rights.  At any time prior to the Benefit
               ---------------------------
Commencement Date, the Participant may elect to waive coverage under the Qualified Joint and Survivor Annuity. No such waiver shall be effective, however, unless consented to by the Participant's Spouse.

          (b)  Effect of Participant's Waiver.  If a Participant executes a
               ------------------------------
waiver which is effective under Subsection (a) hereof, such Participant's benefits under the Plan shall be distributed in accordance with Section 11.01(a).

          (c)  Form and Content of Participant's Waiver.  A Participant's waiver
               ----------------------------------------
under Subsection (a) hereof shall be in writing in a form acceptable to the Plan Administrator and shall be effective only if delivered to the Plan Administrator during the election period described in Subsection (a) hereof.

          (d)  Revocation of Waivers. Any waiver delivered by the Participant to
               ---------------------
the Plan Administrator in accordance with the provisions of Subsection (a) hereof may be revoked by the Participant upon written notice delivered to the Plan Administrator during the election period identified in Subsection (a) hereof.

          (e)  Spouse's Consent.  No Participant's waiver under Subsection (1)
               ----------------
hereof shall be effective prior to receipt by the Plan Administrator of a spouse's consent, as described in Subsection (f) hereof, nor shall any Participant's waiver under Subsection (a) hereof remain in effect after receipt by the Plan Administrator, during the election period described in Subsection
(a) hereof, of a revocation by such spouse of such consent.

          (f)  Form and Content of Spouse's Consent. A spouse may consent to the
               ------------------------------------
receipt by the Participant of benefits in a form other than as a Qualified Joint and Survivor Annuity, provided that such consent shall be in writing, and shall:

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

               (1)  acknowledge the effect of such consent;

               (2) be witnessed by a representative of the Plan or by a notary public;

               (3) not restrict the Participant as to the alternative death benefit Beneficiary or Beneficiaries which may be designated by the Participant by reason of the existence of such consent and of the consent described in Section 10.08 of this Plan;

               (4) be subject to revocation in writing by such spouse during the election period described in Subsection (a) hereof.

     Sec. 11.04  Post Distribution Credits.  In the event that, after the
                 -------------------------
payment of a single-sum distribution under this Plan, (other than an in-service benefit distribution) there shall be subsequently credited to such Account, such additional funds, to the extent vested, shall be paid to the Participant or applied for the Participant's Account as promptly as practicable. In the event that after an installment payout has commenced there shall be additional funds credited to the Account of a Participant, the Plan Administrator shall direct adjustment of the remaining installment payments so as to include all such credited amounts, as nearly evenly as possible, in the remaining installment payments.

     Sec. 11.05  Time and Manner of Election.  A Participant may elect a method
                 ---------------------------
of payment under this Article XI by filing an appropriate form with the Plan Administrator not later than thirty days before the day of his retirement or termination of employment. Any such election may be revoked at any time during the election period and a new election may thereafter be made during such election period.

     Sec. 11.06  Acceleration of Deferred Payments.  With the approval of the
                 ---------------------------------
Plan Administrator, a Participant or Beneficiary may elect to accelerate the benefit currently payable to the Participant or Beneficiary and the unpaid balance of such installments may be distributed to the Participant or Beneficiary either in a lump sum or in installments over a shorter term of years.

     Sec. 11.07  Trustee-to-Trustee Transfers.
                 ----------------------------

          (a)  In General.  This Section applies to distributions
               ----------

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (b) For distributions made on or after January 1, 1994, no less than thirty (30) days and no more than ninety (90) days prior to the distribution or direct rollover of an eligible rollover distribution, the Plan Administrator shall provide the individual entitled to the distribution with a written explanation of the direct rollover option and related tax rules. Notwithstanding the foregoing, the distribution or direct rollover may commence less than thirty
(30) days after the explanation described in the preceding sentence is provided if (1) the Plan Administrator notifies the individual that he has a right to a period of at least (30) days after receiving such explanation to consider the direct rollover option and (2) the individual affirmatively elects to receive a distribution or a direct rollover. Any such election shall be made in writing, on the form prescribed by the Plan Administrator for such purpose.

          (c)  Definitions.
               -----------

               (1)  Eligible Rollover Distribution.  An eligible rollover
                    ------------------------------
     distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life or life expectancy of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more, any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Company Stock).

               (2)  Eligible Retirement Plan.  An eligible retirement plan is an
                    ------------------------
     individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible rollover

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     plan is an individual retirement account or individual retirement annuity.

               (3)  Distributee.  A distributee includes an Employee or former
                    -----------
     Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

               (4)  Direct Rollovers. A direct rollover is a payment by the Plan
                    ----------------
     to the eligible retirement plan specified by the distributee.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                  ARTICLE XII

                             LOANS TO PARTICIPANTS
                             ---------------------

     Sec. 12.01  In General.
                 ----------

          (a)  Permissibility.  Loans to Participants and Beneficiaries who are
               --------------
parties in interest, as that term is defined in section 3(14) of ERISA shall be allowed if, and only if, the Participant from whose account the loan is requested has had a salary deferral election in effect for two twelve-month periods or more and the Plan Administrator determines that such loans are to be made.

          (b)  Application.  Subject to such uniform and nondiscriminatory rules
               -----------
as may from time to time be adopted by the Plan Administrator, the Trustee, upon application by such Participant or Beneficiary on forms approved by the Plan Administrator, may make a loan or loans to such applicant. The Plan Administrator shall require that a spousal consent to the loan be obtained which satisfies the requirements of section 205(c)(2) of ERISA as a condition for the loan.

          (c)  Limitation on Amount.  The minimum loan amount shall be $1,000.
               --------------------
Only one loan may be outstanding at any time, and no Participant or Beneficiary shall, under any circumstance, be entitled to a loan in excess of the lesser of:

               (1) fifty thousand dollars ($50,000.00) reduced the highest outstanding balance of any loan from the Plan during the one year period ending on the day before the date upon which such loan is to be made, and

               (2) fifty percent (50%) of the value of the Participant's Salary Deferral Account as of the prior Valuation Date.

          (d)  Equality of Borrowing Opportunity.  Loans shall be available to
               ---------------------------------
all Participants and Beneficiaries who are parties in interest on a reasonably equivalent basis, provided, however, that the Trustee may make reasonable distinctions among prospective borrowers on the basis of credit worthiness. Loans shall not be made available to Participants or Beneficiaries who are or were Highly Compensated Employees (as defined in Section 8.01(i) hereof) in an amount (when calculated as a percentage of

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                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

the borrower's vested interest under the Plan) greater than the amount (similarly calculated) available to other Participants.

     Sec. 12.02  Loans as Trust Fund Investments.  All loans shall be considered
                 -------------------------------
as investments in the Investment Funds of the Trust Fund, on a pro rata basis. Accordingly, the following conditions shall prevail with respect to each such loan:

          (a)  Security.  All loans shall be secured by the pledge of the
               --------
Participant's or Beneficiary's entire vested interest in the Trust Fund. Effective as of April 1, 1993, all loans shall be secured by the pledge of 50% of the Participant's or Beneficiary's entire vested interest in the Trust Fund.

          (b)  Interest Rate.  Interest shall be charged at a rate to be fixed
               -------------
by the Plan Administrator and, in determining the interest rate, the Plan Administrator shall take into consideration interest rates currently being charged on similar commercial loans by persons in the business of lending money. Interest shall be credited to the Investment Funds in the same manner as the Participant directs for his current Plan Contributions.

          (c)  Loan Term.  Loans shall be for terms not less than one (1) year
               ---------
and not greater than five (5) years, except that loans taken for the purpose of acquiring any dwelling unit which is to be used as a principal residence of the Participant may be for a period not to exceed ten (10) years.

          (d)  Default and Remedies.  If not paid as and when due, any such
               --------------------
outstanding loan or loans may be deducted from any benefit which is or becomes payable to the borrower or to his Beneficiary. Any borrower, by taking a loan under the Plan, consents to the deduction of any amount in default from any remuneration due him or her by the Company or an Affiliated Company after the occurrence of such default.

          (e)  Loan Statement.  Every Participant or Beneficiary receiving a
               --------------
loan hereunder will receive a statement from the Plan Administrator clearly reflecting the charges involved in each transaction, including the dollar amount and annual interest rate of the finance charges. The statement will provide all information required to meet applicable "truth-in-lending" laws.

          (f)  Restriction on Loans.  The Plan Administrator will not approve
               --------------------
any loan if it is the belief of the Plan Administrator that such loan, if made, would constitute a prohibited transaction (within the meaning of section 406 of ERISA or

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

section 4975(c) of the Code), would constitute a distribution taxable for Federal income tax purposes, or would imperil the status of the Plan or any part thereof under section 401(k) of the Code.

          (g)  Prepayment.  Loans may be prepaid in full at any time without
               ----------
penalty.

          (h)  Spousal Consent.  Any loan to a Participant who has a spouse
               ---------------
shall require spousal consent in the same manner as is provided in Section 10.08(c). Effective January 1, 1994, no spousal consent shall be required for any loan to a Participant, unless the Participant has a spouse and has elected to receive benefits in a life annuity form (as described in Section 11.02(a),(b), or (c)) upon termination of employment. Any such spousal consent so required shall be made in the same manner as provided in Section 10.08(c).

          (i)  Loan Fees.  Effective as of April 1, 1993, fees properly
               ---------
chargeable in connection with a loan may be charged, in accordance with a uniform and nondiscriminatory policy established by the Plan Administrator, against the Account of a Participant to whom the loan is granted.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                 ARTICLE XIII

                     PROVISIONS RELATING TO TOP-HEAVY PLANS
                     --------------------------------------


     Sec. 13.01  Definitions.  For purposes of this Article XIII, the following
                 -----------
terms have the following definitions:

          (a) "Aggregation Group" shall mean the Permissive Aggregation Group if there be one in existence, and shall otherwise mean the Mandatory Aggregation Group.

          (b) "Determination Date" shall mean, as to any Plan Year other than the Plan Year which commences with the Effective Date, the last day of the preceding Plan Year. As to the Plan Year which commences with the Effective Date, the term "Determination Date" shall be a reference to the last day of such Plan Year.

          (c) "Five-percent Owner" shall mean, as to any entity, any person who owns (or is considered as owning within the meaning of section 318 of the Code) more than five percent (5%) of the outstanding stock of such entity (or any entity which is the parent of such entity) or stock possessing more than five percent (5%) of the total combined voting power of all of the stock of such entity. Where an entity is not a corporation, a person shall be considered a "Five-percent Owner" if he owns more than five-percent (5%) of either the capital or the profits interest in the entity.

          (d) "Key Employee" shall mean a person described in section 416(i)(1)(A) of the Code as interpreted by the regulations thereunder, and shall not include any other person. In general, a Key Employee is a person who is or was employed by the Company or an Affiliated Company who, during the Plan Year or during any of the preceding four (4) Plan Years was any of the following:

               (1) An officer of the Company or of an Affiliated Company having an annual Statutory Compensation of more than fifty percent (50%) of the amount in effect under section 415(b)(1)(A) of the Code for the Plan Year. An individual shall be considered an officer only if he (A) is in the regular and continuous employ of the Employer or Affiliated Company (B) has been designated as an officer pursuant to election or appointment by the board of directors or other person

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     or governing body having authority to elect or appoint officers of the Employer or Affiliated Company and (C) is an administrative executive. The number of persons to be considered officers in any Plan Year and the identity of the persons to be so considered shall be determined pursuant to the provisions of section 416(i) of the Code and the regulations published thereunder.

               (2) One (1) of the ten (10) employees of the Employer or of an Affiliated Company who owns (or is considered as owning under the attribution rules set forth at section 318 of the Code and the regulations thereunder) the largest interest in the Company or such Affiliated Company provided that no person shall be considered a Key Employee under this paragraph (b) if his annual Statutory Compensation is not greater than the limitation in effect for such Plan Year under section 415(c)(1)(A) of the Code, nor shall any person be considered a Key Employee under this paragraph (b) if his ownership interest in the Plan Year being tested and the preceding four Plan Years was at all times less than one-half of one percent (1/2%) in value of any of the entities forming the Company and the Affiliated Company. Also for the purposes of this Subsection (b), if two or more employees have the same interest in the Company or an Affiliated Company, the employee having the greatest annual compensation shall be deemed to have the greatest such interest, with the interests of the other such similar interest holders being deemed to be descending in size in accordance with the descending order of their respective compensations.

               (3)  A Five-percent Owner of the Company.

               (4)  A person who is both an Employee whose annual
     Statutory Compensation from the Company and all Affiliated
     Companies exceeds $150,000 and who is a One-percent Owner.

The Beneficiary of any deceased Participant who was a Key Employee shall be considered a Key Employee for the same period as the deceased Participant would have been so considered.

          (e) "Key Employee Ratio" shall mean the ratio for any Plan Year, calculated as of the Determination Date with respect to such Plan Year, determined by comparing the amount described in Subsection (1) of this Section with the amount described in

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

Subsection (2) hereof, after deduction from both such amounts of the amount described in Subsection (3) hereof.

               (1) The amount described in this Subsection (1) is the sum of (i) the aggregate of the present value of all accrued benefits of Key Employees under all qualified defined benefit plans included in any Aggregation Group including the Plan, (ii) the aggregate of the balances in all of the accounts standing to the credit of Key Employees under the Plan and, if the Plan is part of an Aggregation Group, all other qualified defined contribution plans included in the Aggregation Group, and (iii) the aggregate amount distributed from the Plan and all other plans in such Aggregation Group to or on behalf of any Key Employee during the period of five (5) Plan Years ending on the Determination Date.

               (2) The amount described in this Subsection (2) is the sum of (i) the aggregate of the present value of all accrued benefits of all Participants under all qualified defined benefit plans included in any Aggregation Group of which the Plan is a part, (ii) the aggregate of the balances in all of the accounts standing to the credit of all Participants under the Plan and, if the Plan is part of an Aggregation Group, all other qualified defined contribution plans included in the Aggregation Group, and
     (iii) the aggregate amount distributed from the Plan and all other plans in such, Aggregation Group to or on behalf of any Participant during the period of five (5) Plan Years ending on the Determination Date.

               (3) The amount described in this Subsection (3) is the sum of (i) all rollover contributions to the Plan initiated by an Employee and made after December 31, 1983, (ii) any amount that would have been included under Subsection (1) or Subsection (2) hereof with respect to any individual who has neither received compensation from, nor rendered service to, any entity constituting Company (other than benefits under the Plan) at any time during the five-year period ending on the Determination
     Date, and (iii) any amount that is included in Subsection (2) hereof for, on behalf of, or on account of, a person who is a Non-key Employee as to the Plan Year of reference but who was a Key Employee as to any earlier Plan Year.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

          (f) "Mandatory Aggregation Group" shall mean the group of plans qualified under section 401(a) of the Code and sponsored by the Employer or by an Affiliated Company formed by including in such group (1) all such plans in which a Key Employee is a Participant, and (2) all such plans which enable any plan described in clause (1) to meet the requirements of either section 401(a)(4) of the Code or section 410 of the Code.

          (g) "Non-key Employee" shall mean any person who is employed by the Employer in any Plan Year, but who is not a Key Employee as to that Plan Year.

          (h) "One-percent Owner" shall mean, as to any entity, any person who owns (or is considered as owning within the meaning of section 318 of the Code) more than one percent (1%) of the outstanding stock of the Company (or any entity which is the parent of the Company) or stock possessing more than one percent (1%) of the total combined voting power of all of the stock of such entity. Where an entity is not a corporation, a person shall be considered a "One-percent Owner" if he or she owns more than one-percent (1%) of either the capital or the profits interest in the entity.

          (i) "Permissive Aggregation Group" shall mean the group of plans qualified under section 401(a) of the Code and sponsored by the Corporation or by an Affiliated Company, formed by including in such group (1) all plans in the Mandatory Aggregation Group, and (2) such other qualified plans sponsored by the Company or an Affiliated Company as the Company elects to include in such group, as long as the group, including those plans electively included, continues to meet the requirements of sections 401(a)(4) and 410 of the Code.

     Sec. 13.02  Determination of Top-Heavy Status.  The Plan shall be deemed
                 ---------------------------------
"top-heavy" as to any Plan Year if, as of the Determination Date with respect to such Plan Year, any of the following conditions are met:

          (a) The Plan is not part of an Aggregation Group and the Key Employee Ratio under the Plan exceeds sixty percent (60%).

          (b) The Plan is part of an Aggregation Group, there is no Permissive Aggregation Group of which the Plan is a part, and the Key Employee Ratio of the Mandatory Aggregation Group of which the Plan is a part exceeds sixty percent (60%).

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

          (c) The Plan is part of an Aggregation Group, there is a Permissive Aggregation Group of which the Plan is a part, and the Key Employee Ratio of the Permissive Aggregation Group of which the Plan is a part exceeds sixty percent (60%).

     Sec. 13.03  Determination of Super Top-Heavy Status. The Plan shall be
                 ---------------------------------------
deemed "super top-heavy" as to any Plan Year if, as of the Determination Date with respect to such Plan Year, the conditions of Section 13.02(a), 13.02(b) or 13.03(c) are met with "ninety percent (90%)" substituted for "sixty percent (60%)" therein.

     Sec. 13.04  Safe Harbor Minimum Benefit Provisions.  If the Plan is top-
                 --------------------------------------
heavy within the meaning of Section 13.02 hereof, but not super top-heavy within the meaning of Section 13.03 hereof, and if "1.0" is not to be substituted for "1.25" in Subsection (c) of the definitions of Defined Benefit Fraction and Defined Contribution Fraction in the Plan in Article VIII hereof, one of the following safe harbor minima must be satisfied.

          (a)  Accrual Freeze Option.  There shall be no further benefit
               ---------------------
accruals under any qualified defined benefit pension plan sponsored by the Employer or an Affiliated Company and no further Annual Additions under any qualified defined contribution plan sponsored by the Employer or an Affiliated Company for any individual until the sum of the Defined Benefit Fraction* and the Defined Contribution Fraction for the individual equal 1.0 or less, substituting "1.0" for "1.25" in each of the said definitions, and thereafter there can be no incremental accrual or Annual Addition which would cause the combined fraction, so calculated, to exceed 1.0.

          (b)  Benefit Enhancement Option.
               --------------------------

               (1) Each Non-key Employee who is a Participant, but who is not covered under a qualified defined benefit plan sponsored by the Employer or an Affiliated Company, is entitled to a minimum aggregate Employer contribution under an Employer qualified defined contribution plan equal to the contribution described in section 416(c)(2)(A) of the Code, with "four percent (4%)" substituted for"three percent (3%)" therein (and with the term "Employer qualified defined contribution plan" meaning the aggregate of all qualified defined contribution plans sponsored by the Employer or an Affiliated Company); and

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

               (2) Each Non-key Employee who is a Participant and who is covered under a qualified defined benefit plan sponsored by the Employer or an Affiliated Company (treating all such plans as a single plan) is entitled to (A) a minimum benefit accrual under such plan satisfying the requirements of section 416(c)(1) of the Code, but with "3 percent" substituted for "2 percent" and "30 percent" substituted for "20 percent" at section 416(c)(1)(B), or
     (B) a minimum share of the Employer contribution allocation (including forfeiture reallocations, if any) under the Plan of seven and one-half percent (7-1/2%) of Statutory Compensation (treating the Participant's allocation under the Plan and all other defined contribution plans sponsored by the Employer or by an Affiliated Company as allocations under the Plan), or (C) and combination of defined benefit plan accruals as described in (A) hereof and defined contribution plan allocations as described in
     (B) hereof which, taken together, satisfy the requirements of this paragraph (2).

     Sec. 13.05  Top-Heavy Plan Minimum Allocation.  The allocation made under
                 ---------------------------------
Section 6.03 of the Plan to the Account of each Active Participant who is a Non-key Employee for any Plan Year including a Plan Year in which the Plan is a Top-Heavy Plan or a Super Top-Heavy Plan shall be not less than the lesser of:

          (a) Three percent (3%) of the "compensation" (as defined in section 415 of the Code, but limited to the extent required under section 401(a)(17) of the Code) of each such Participant for such Plan Year; or

          (b)  The percentage of compensation so allocated under said Section
6.03 to the Account of the Key Employee for whom such percentage is the highest for such Accrual Plan Year.

If any person who is an Active Participant in the Plan is a Participant under any defined benefit pension plan qualified under section 401(a) of the Code sponsored by the Employer or an Affiliated Company, there shall be substituted "Four percent (4%)" for "Three percent (3%)" in Subsection (a) of this Section. For the purposes of determining whether or not the provisions of this Section have been satisfied, (i) contributions or benefits under chapter 2 of the Code (relating to tax on self-employment income), chapter 21 of the Code (relating to Federal Insurance Contributions Act), title II of the Social Security Act, or any other Federal or state law are disregarded; (ii) employer

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

contributions made to the Plan under any Deferral Agreement shall be disregarded; and (iii) all defined contribution plans in the Aggregation Group shall be treated as a single plan. For the purposes of determining whether or not the requirements of this Section have been satisfied, contributions allocable to the account of the Participant under any other qualified defined contribution plan that is part of the Aggregation Group shall be deemed to be contributions made under the Plan, and, to the extent thereof, no duplication of such contributions shall be required hereunder solely by reason of this Section. This Section shall not apply in any Accrual Plan Year in which the Plan is part of an Aggregation Group containing a defined benefit pension plan (or a combination of such defined benefit pension plans) if the Plan enables a defined benefit pension plan required to be included in such Aggregation Group to satisfy the requirements of either section 401(a)(4) or section 410 of the Code.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                  ARTICLE XIV

                                    TRUSTEE
                                    -------


     Sec. 14.01  Trustee.  The Company shall appoint a Trustee to serve as such
                 -------
pursuant to the terms of a Trust Agreement providing for the administration of the Fund by the Trustee, including, but not by way of limitation, provisions with respect to the powers and authority of the Trustee, limitations upon the liability of the Trustee, the settlement of the accounts of the Trustee, and payments to be made by the Trustee from the Fund. Such Trust Agreement shall be deemed to form a part of the Plan, and any and all rights or benefits which may accrue to any person under this Plan shall be subject to all of the terms and provisions of said Trust Agreement.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                  ARTICLE XV

                            THE PLAN ADMINISTRATOR
                            ----------------------


     Sec. 15.01  Designation and Acceptance.  The Company shall designate a
                 --------------------------
person or persons to serve as Plan Administrator under the Plan and such person, by joining in the execution of this Plan and Trust Agreement, accepts such appointment and agrees to act in accordance with the terms of the Plan.

     Sec. 15.02  Duties and Responsibilities.  The Plan Administrator shall
                 ---------------------------
administer the Plan for the exclusive benefit of the Participants and their Beneficiaries in a nondiscriminatory manner subject to the specific terms of the Plan. The Plan Administrator shall perform all such duties as are necessary to operate, administer, and manage the Plan in accordance with the terms thereof.

          The Plan Administrator shall comply with the regulatory provisions of ERISA and shall furnish to each Participant covered under this Plan:

          (a)  a summary plan description,

          (b) upon written request, a statement of his total benefits accrued and his vested benefits, if any, and

          (c) the information necessary to elect the benefits available under the Plan.

          The Plan Administrator shall also file the appropriate annual reports and any other data which may be required by appropriate regulatory agencies. Furthermore, the Plan Administrator shall take the necessary steps to notify the appropriate interested parties whenever an application is made to the Secretary of the Treasury for a determination letter in accordance with section 7476 of the Internal Revenue Code, as amended.

     Sec. 15.03  Expenses and Compensation.  The expenses necessary to
                 -------------------------
administer the Plan shall be borne by the Company, including but not limited to those involved in retaining necessary professional assistance from an attorney, an accountant, an actuary, or an investment advisor. Nothing shall prevent the Plan Administrator from receiving reasonable compensation for services rendered in administering the Plan,

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

provided the Plan Administrator is not a full-time Employee of any Employer adopting this Plan.

     Sec. 15.04  Information from Employer.  To enable the Plan Administrator to
                 -------------------------
perform his functions, each Employer shall supply full and timely information to the Plan Administrator on all matters relating to this Plan as the Plan Administrator may require.

     Sec. 15.05  Multiple Signatures.  In the event that more than one person
                 -------------------
has been duly nominated to serve as the Plan Administrator and has signified in writing the acceptance of such designation, the signature(s) of one or more persons may be accepted by an interested party as conclusive evidence that the Plan Administrator has duly authorized the action therein set forth and as representing the will of and binding upon the Plan Administrator. No person receiving such documents or written instruction and acting in good faith and in reliance thereon shall be obliged to ascertain the validity of such action under the terms of this Plan and Trust. The Plan Administrator shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting.

     Sec. 15.06  Resignation and Removal; Appointment of Successor.  The Plan
                 -------------------------------------------------
Administrator, or any member of the committee comprising the Plan Administrator, may resign at any time by delivering to the Employer a written notice of resignation, to take effect at a date specified therein, which shall not be less than thirty (30) days after the delivery thereof, unless such notice shall be waived.

          The Plan Administrator, or any member of the committee comprising The Plan Administrator, may be removed with or without cause by the Company by delivery of written notice of removal, to take effect at a date specified therein, which shall be not less than thirty (30) days after delivery thereof, unless such notice shall be waived.

          The Company, upon receipt of or giving notice of the resignation or removal of the Plan Administrator, shall promptly designate a successor Plan Administrator who must signify acceptance of this position in writing. In the event no successor is appointed, the Board of Directors of the Company will function as the Plan Administrator until a new Plan Administrator has been appointed and has accepted such appointment.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     Sec. 15.07  Investment Manager.  The Plan Administrator may appoint, in
                 ------------------
writing, an Investment Manager or Managers and delegate to him the authority to manage, acquire, invest or dispose of all or any part of the Trust assets. With regard to the assets entrusted to his care, the Investment manager shall provide written instructions and directions to the Trustee, who shall in turn be entitled to rely upon such written direction. This appointment and delegation shall be evidenced by a signed written agreement. When an Investment Manager has been appointed pursuant to this Section, he is required to acknowledge in writing that he has undertaken a fiduciary responsibility with respect to the Plan.

     Sec. 15.08  Delegation of Duties.  The Plan Administrator shall have the
                 --------------------
power, to the extent permitted by law, to delegate the performance of such fiduciary and non-fiduciary duties, responsibilities and functions as the Plan Administrator shall deem advisable for the proper management and administration of the Plan in the best interests of the Participants and their Beneficiaries.

     Sec. 15.09  Claims Procedure.  The Plan Administrator shall make all
                 ----------------
determinations as to the right of any person to a benefit under the Plan. If the Plan Administrator denies in whole or part any claim for a benefit under the Plan by a Participant or a Beneficiary, the Plan Administrator shall furnish the claimant with notice of the decision not later than 90 days after receipt of the claim, unless special circumstances require an extension for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed the period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the final decision.

          The written notice which the Plan Administrator shall provide to every claimant who is denied a claim for benefits shall set forth in a manner calculated to be understood by the claimant:

          (a)  the specific reason or reasons for the denial;

          (b) specific reference to pertinent Plan provisions on which the denial is based;

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

          (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (d) appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review.

          A claimant or his authorized representative may request a review of the denied claim by the Plan Administrator. Such request shall be made in writing and shall be presented to the Plan Administrator not more than 60 days after receipt by the claimant of written notification of the denial of a claim. The claimant shall have the right to review pertinent documents and to submit issues and comments in writing. The claimant may, if he so desires, request a hearing before a decision is made by the Plan Administrator. Any such hearing shall be held within 60 days of the claimant's request therefor, and shall be conducted in accordance with appropriate standards of administrative law in the Commonwealth of Pennsylvania.

          If a hearing is not requested by a claimant, the Plan Administrator shall review the claim based upon the pertinent documents and upon the consideration of such issues and comments as the claimant may direct in writing to the Plan Administrator. The Plan Administrator shall make its decision on review not later than 60 days after receipt of the claimant's request for review, unless special circumstances (such as the holding of a hearing at the claimant's request) require an extension of time, in which case a decision shall be rendered as soon as possible but not later than 120 days after receipt of the request for review. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

          It is intended that the claims procedure of this Plan be administered in accordance with the claims procedure regulations of the Department of Labor.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                  ARTICLE XVI

                    ALLOCATION AND DELEGATION OF AUTHORITY
                    --------------------------------------


     Sec. 16.01  Authority and Responsibilities of Company.  The Company, as
                 -----------------------------------------
Plan sponsor, shall serve as a "Named Fiduciary" having the following (and only the following) authority and responsibility:

          (a) to establish and communicate to the Trustee in each case through the Plan Administrator, a funding policy for the Plan;

          (b) to appoint the Trustee and the Plan Administrator and to monitor each of their performances;

          (c) to communicate such information to the Plan Administrator and to the Trustee as each needs for proper performance of its duties; and

          (d) to provide channels and mechanisms through which the Plan Administrator and/or the Trustee can communicate with Participants and their Beneficiaries.

          In addition, the Company shall perform such duties as are imposed by law or by regulation. The Board of Directors of the Company shall serve as Plan Administrator in the absence of an appointed Plan Administrator.

     Sec. 16.02  Authority and Responsibilities of the Plan Administrator.  The
                 --------------------------------------------------------
Plan Administrator shall have the authority and responsibilities imposed by
Article XVI hereof. With respect to the said authority and responsibility, the Plan Administrator shall be a "Named Fiduciary," and as such, shall have no authority and responsibility other than as granted in the Plan, or as imposed by law.

     Sec. 16.03  Authority and Responsibilities of the Trustee. The Trustee
                 ---------------------------------------------
shall have the powers and duties set forth in the Trust Agreement.

     Sec. 16.04  Limitations on Obligations of Named Fiduciaries. No Named
                 -----------------------------------------------
Fiduciary shall have authority or responsibility to deal with matters other than as delegated to it under this Plan, under the Trust Agreement, or by operation of law. A Named Fiduciary shall not in any event be liable for breach of fiduciary responsibility or obligation by another fiduciary (including

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

Named Fiduciaries) if the responsibility or authority of the act or omission deemed to be a breach was not within the scope of the said Named Fiduciary's authority or delegated responsibility.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                 ARTICLE XVII

                           AMENDMENT AND TERMINATION
                           -------------------------


     Sec. 17.01  Amendment.  The provisions of this Plan may be amended at any
                 ---------
time and from time to time by the Company, provided, however, that

          (a) No amendment shall increase the duties or liabilities of the Plan Administrator or of the Trustee without the consent of that party;

          (b) No amendment shall deprive any Participant or Beneficiary of a deceased Participant of any of the benefits to which he or she is entitled under the Plan with respect to contributions previously made, nor shall any amendment decrease the balance in any Participant's Account;

          (c) No amendment shall provide for the use of funds or assets held to provide benefits under the Plan other than for the benefit of Participants and their respective Beneficiaries or to meet the administrative expenses of the Plan, except as may be specifically authorized by statute or regulation.

          Each amendment shall be approved by the Board of Directors by resolution or by written instrument executed by its duly appointed delegatee. Notwithstanding the foregoing, any amendment necessary to qualify the Plan, as amended and restated, under section 401(a) of the Code may be made without the further approval of the Board of Directors if signed by the proper officers of the Company.

     Sec. 17.02  Plan Termination.
                 ----------------

          (a)  Right Reserved.  While it is the Company's intention to continue
               --------------
the Plan indefinitely in operation, the right is, nevertheless, reserved to terminate the Plan in whole or in part, by or pursuant to formal action taken by the Board of Directors. Whole or partial termination of the Plan shall result in full and immediate vesting, to the extent it may not have already occurred, in each affected Participant of the entire amount standing to his credit in his Account, and there shall not thereafter be any forfeitures with respect to any such affected Participant for any reason. Plan termination shall be effective as of the date specified by action of the Company, subject, however, to the provisions of Section 17.04 hereof.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

          (b)  Effect on Retired Persons, Etc. Termination of the Plan shall
               -------------------------------
have no effect upon payment of installments and benefits to former Participants, their Beneficiaries and their estates, whose benefit payments commenced prior to Plan termination. The Trustee shall retain sufficient assets to complete any such payments, and shall have the right, upon direction by the Company, to purchase annuity contracts to assure the completion of such payments or to pay the value of the remaining payments in a lump-sum distribution.

          (c)  Effect on Remaining Participants.  The Company shall instruct the
               --------------------------------
Trustee either (1) to continue to manage and administer the assets of the Trust for the benefit of the Participants and their beneficiaries pursuant to the terms and provisions of the Trust Agreement, or (2) to pay over to each Participant (and former Participant) the value of his vested interest, and to thereupon dissolve the Trust Fund.

     Sec. 17.03 Complete Discontinuance of Contributions.  While it is the
                ----------------------------------------
Employer's intention to make substantial and recurrent contributions to the Trust Fund pursuant to the provisions of one or more of Sections 4.01 of the Plan, the right is, nevertheless, reserved to at any time completely discontinue such Employer contributions. Such complete discontinuance shall be established by resolution of the Board of Directors and shall have the effect of a termination of the Plan, as set forth in Section 17.02, except that the Trustee shall not have the authority to dissolve the Fund except upon (a) adoption of a further resolution by the Company to the effect that the Plan is terminated and upon receipt from the Company of instructions to dissolve the Fund pursuant to
Section 17.02(c) hereof. No such instruction shall be issued if the effect thereof is a violation of section 401(k) of the Code.

     Sec. 17.04  Suspension of Contributions.  The Employers shall have the
                 ---------------------------
right at any time, and from time to time, to suspend Employer contributions to the Fund pursuant to the Plan. Such suspension shall have no effect on the operation of the Plan except as set forth below:

          (a) If the Employer determines by resolution that such suspension shall be permanent, a permanent discontinuance of contributions will be deemed to have occurred as of the date of such resolution or such earlier date as is therein specified.

          (b) If such suspension becomes a plan termination, a complete discontinuance of contributions will be imputed. In such case, the permanent discontinuance, with resultant full

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

vesting for all affected Participants, shall be deemed to have occurred on the earlier of:

               (1) the date specified by resolution of the Employer or established as a matter of equity by the Plan Administrator, or

               (2) the last day of the first Plan Year which meets both of the following criteria: (A) no Employer contributions were made for that, or for any subsequent Plan Year, and (B) there existed for such Considered Net Profits out of which the Employer contributions could have been made.

     Sec. 17.05  Mergers and Consolidations of Plans.  In the event of any
                 -----------------------------------
merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant shall have a normal retirement benefit in the surviving or transferee plan (determined as if such plan were then terminated immediately after such merger, consolidation or transfer) that is equal to or greater than the normal retirement benefit he would have been entitled to receive immediately before such merger, consolidation or transfer in the Plan in which he was then a Participant (had such Plan been terminated at that time). For the purposes hereof, former Participants and Beneficiaries shall be considered Participants.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

                                 ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS
                            ------------------------


     Sec. 18.01  Nonalienation of Benefits.
                 -------------------------

          (a)  General.  Except as provided in Section 18.01(b), or pursuant to
               -------
an order of a court of competent jurisdiction to the contrary, none of the payments, benefits or rights of any Participant, Beneficiary or Alternate Payee shall be subject to any claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Participant, Beneficiary, or Alternate Payee. Except as provided in Section 18.01(b), no Participant, Beneficiary or Alternate Payee shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he may expect to receive, contingently or otherwise, under the Plan, except any right to designate a Beneficiary or Beneficiaries as may be hereinabove provided.

          (b)  Exceptions.  All loans made by the Trustee to any Participant or
               ----------
Beneficiary shall be secured by a pledge of the borrower's interest in the Fund, which pledge shall give the Trustee a first lien in such interest to the extent of the entire outstanding amount of such loan, unpaid interest thereon, and all costs of collection. The Plan Administrator or the Trustee may comply with an order of a court of competent jurisdiction refusing under applicable law to give effect to the terms of Subsection (a).

          (c)  Applicability of a Quadro.  Compliance with the provisions and
               -------------------------
conditions of any Quadro shall not be considered a violation of this provision.

     Sec. 18.02  No Contract of Employment.  Neither the establishment of the
                 -------------------------
Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant or Employee, or any person whomsoever, the right to be retained in the service of the Company or any Affiliated Company, and all Participants and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     Sec. 18.03  Indemnification.  The Company shall indemnify the Plan
                 ---------------
Administrator from the consequences of its acts and conduct in its official capacity, except to the extent that such consequences result from its own willful misconduct.

     Sec. 18.04  Severability of Provisions.  If any provision of the Plan shall
                 --------------------------
be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

     Sec. 18.05  Heirs, Assigns and Personal Representatives. The Plan shall be
                 -------------------------------------------
binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and Beneficiary, present and future and all persons for whose benefit there exists any Quadro with respect to any Participant (except that no successor to the Company shall be considered a Plan sponsor unless that successor adopts the Plan).

     Sec. 18.06  Headings and Captions.  The headings and captions herein are
                 ---------------------
provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

     Sec. 18.07  Gender and Number.  Except where otherwise clearly indicated by
                 -----------------
context, the masculine and the neuter shall include the feminine and the neuter, the singular shall include the plural, and vice-versa.

     Sec. 18.08  Controlling Law.  The Plan shall be construed and enforced
                 ---------------
according to the laws of the Commonwealth of Pennsylvania to the extent not preempted by Federal law, which shall otherwise control.

     Sec. 18.09  Title to Assets.  No Participant, Beneficiary or Alternate
                 ---------------
Payee shall have any right to, or interest in, any assets of the Fund upon termination of his employment or otherwise, except as provided from time to time under the Plan, and then only to the extent of the benefits payable under the Plan to such Participant, Beneficiary or Alternate Payee out of the assets of the Fund. All payments of benefits as provided for in the Plan shall be made from the assets of the Fund, and neither the Company nor any other person shall be liable therefor in any manner.

     Sec. 18.10  Plan Expenses.  Except as may be provided in the Trust
                 -------------
Agreement, the expenses of the Plan shall be paid out of the Trust Fund or by the Company, as the Company shall determine.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

     Sec. 18.11  Payments to Minors, Etc.  Any benefit payable to or for the
                 ------------------------
benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Trustee, the Plan Administrator, the Company and all other parties with respect thereto.

     Sec. 18.12  Reliance on Data and Consents.  The Company, the Employer, the
                 -----------------------------
Trustee, the Plan Administrator, all fiduciaries with respect to the Plan, and all other persons or entities associated with the operation of the Plan, the management of its assets, and the provision of benefits thereunder, may reasonably rely on the truth, accuracy and completeness of all data provided by the Participant, his or her Beneficiaries, and his Alternate Payees, including, without limitation, data with respect to age, health and marital status. Furthermore, the Company, the Employer, the Trustee, the Plan Administrator and all fiduciaries with respect to the Plan may reasonably rely on all consents, elections and designations filed with the Plan or those associated with the operation of the Plan and its corresponding Trust Agreement by any Participant, the spouse of any Participant, any Beneficiary of any Participant, any Alternate Payee, or the representatives ,of any such persons without duty to inquire into the genuineness of any such consent, election or designation. None of the aforementioned persons or entities associated with the operation of the Plan, its assets and the benefits provided under the Plan shall have any duty to inquire into any such data, and all may rely on such data being current to the date of reference, it being the duty of the Participants, spouses of Participants and Beneficiaries to advise the appropriate parties of any changes in such data.

     Sec. 18.13  Lost Payees.  A benefit shall be deemed forfeited and the funds
                 -----------
released thereby applied as promptly as practicable to the satisfaction of the Company's obligation to contribute to the Plan if the Plan Administrator is unable to locate a Participant, a spouse, a Beneficiary or an Alternate Payee to whom payment is due, provided, however, that such benefit shall be reinstated and the Company shall contribute an amount equal to the amount previously treated as a forfeiture if a claim is made by the proper payee for the forfeited benefit.

                                                                 SEI CORPORATION
                                                       CAPITAL ACCUMULATION PLAN
                                                       -------------------------

          IN WITNESS WHEREOF, SEI CORPORATION has caused this amended and restated plan to be duly executed this 28 day of December, 1994, effective, except as otherwise specified herein, as of January 1, 1989.


                                    SEI CORPORATION

     Attest:

     /s/ William Doran              By: /s/ Kevin Robins
     --------------------------         -------------------------
     Corporate Secretary